  Inland Real Estate Corporation

Supplemental Financial Information

For the Three months Ended

March 31, 2012

2901 Butterfield Road

Oak Brook, Illinois 60523

Telephone:  (630) 218-8000

Facsimile:  (630) 218-7357

www.inlandrealestate.com

Inland Real Estate Corporation

Supplemental Financial Information

For the Three months ended March 31, 2012

TABLE OF CONTENTS

Page

Earnings Press Release	2 – 11

Financial Highlights	12 – 14

Debt Schedule	15 – 17

Significant Retail Tenants	18 – 19

Lease Expiration Analysis	20 – 22

Leasing Activity	23 – 28

Same Store Net Operating Income Analysis	29 – 30

Property Transactions	31

Unconsolidated Joint Ventures	32 – 39

Property List	40 – 51

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523
(888) 331-4732
www.inlandrealestate.com

  News Release

Inland Real Estate Corporation (Investors/Analysts):	Inland Communications, Inc. (Media):
Dawn Benchelt, Investor Relations Director	Joel Cunningham, Media Relations
(630) 218-7364	(630) 218-8000 x4897
benchelt@inlandrealestate.com	cunningham@inlandgroup.com

Inland Real Estate Corporation

Reports First Quarter 2012 Results

OAK BROOK, IL (May 3, 2012) – Inland Real Estate Corporation (NYSE: IRC) today announced financial and operational results for the three months ended March 31, 2012.

Key Points

•

Funds From Operations (FFO) per common share was $0.20 for the first quarter of 2012, compared to FFO per share of $0.18 for the first quarter of 2011.

•

Consolidated same store net operating income (NOI) increased 5.7 percent for the three months ended March 31, 2012 over the prior year quarter.

•

Same store financial occupancy was 88.6 percent for the consolidated portfolio and 89.4 percent for the total portfolio, representing increases of 110 basis points and 90 basis points, respectively, over occupancy rates one year ago.

•

Company increased average base rent for new and renewal leases signed in the total portfolio by 8.6 percent and 5.3 percent, respectively, over expiring average rents for the quarter.

•

Executed 82 leases within the total portfolio for 374,715 square feet during the quarter, representing an increase in leases signed of nearly 8 percent over the first quarter of 2011. Seventy-six leases, or more than 92 percent of total portfolio leases, were signed with non-anchor tenants, representing a 31 percent increase in lease executions with non-anchor tenants over the same three-month period in 2011.

•

Issued 2,400,000 shares of 8.125% Series A Cumulative Redeemable Preferred Stock at $25.3906 per share, equal to an effective yield of 8 percent, for net proceeds of approximately $59.0 million.

•

Company and its joint ventures (JVs) acquired 13 retail properties aggregating over 901,000 square feet excluding ground leases, for a total price of approximately $230 million.

Financial Results for the Quarter

For the quarter ended March 31, 2012, Funds From Operations (FFO) attributable to common stockholders was $17.7 million, compared to $15.5 million for the first quarter of 2011. On a per share basis, FFO was $0.20 (basic and diluted) for the quarter, compared to $0.18 for the first quarter of 2011.  The increase in FFO was primarily due to lower interest expense and higher consolidated same store NOI.

Net loss attributable to common stockholders for the first quarter of 2012 was $2.8 million, compared to a net loss of $1.4 million for the first quarter of 2011. On a per common share basis, net loss attributable to common stockholders was $0.03 (basic and diluted), compared to a net loss of $0.02 for the prior year quarter. Net loss for the quarter increased primarily due to higher depreciation and amortization expense.

Net loss attributable to common stockholders also was impacted by dividends declared during the quarter on the outstanding shares of the 8.125% Series A Cumulative Redeemable Preferred Stock (Preferred Stock) that were issued by the Company in October of 2011 and February of 2012.

Reconciliations of FFO to net loss attributable to common stockholders, calculated in accordance with U.S. GAAP, as well as FFO per share to net loss attributable to common stockholders per share, are provided at the end of this news release.

“The positive overall performance reported for the quarter includes a 5.7 percent gain in consolidated same store net operating income as well as increases of 8.6 and 5.3 percent, respectively, in average base rent for new and renewing leases over expiring rents in our total portfolio ," commented Mark Zalatoris, Inland Real Estate Corporation's president and chief executive officer.  "We are also pleased with the ongoing improvement in same store portfolio financial occupancy, which reflects our work to put in place strong, in-demand tenants."

Added Zalatoris, “We expanded our real estate platform by more than 900,000 square feet during the quarter, adding quality retail assets in new metro areas as well as in our existing markets.  This activity demonstrates the progress we have made in pursuing our growth strategy and the value that our joint ventures contribute toward that objective.”

Portfolio Performance

The Company evaluates its overall portfolio by analyzing the operating performance of properties that have been owned and operated for the same three-month period during each year. A total of 102 of the Company’s investment properties within the consolidated portfolio satisfied this criterion during these periods and are referred to as “same store” properties. Same store net operating income (NOI) is a supplemental non-GAAP measure used to monitor the performance of the Company’s investment properties.

A reconciliation of consolidated same store NOI to net loss attributable to common stockholders, calculated in accordance with U.S. GAAP, is provided at the end of this news release.

Consolidated portfolio same store NOI was $23.3 million for the quarter, representing an increase of 5.7 percent over the prior year period. The increase was primarily due to increased rental income from new leases and decreased property operating expenses.

As of March 31, 2012, same store financial occupancy for the consolidated portfolio was 88.6 percent, representing an increase of 110 basis points over March 31, 2011.

Leasing

For the quarter ended March 31, 2012, the Company executed 82 leases within the total portfolio aggregating 374,715 square feet of gross leasable area (GLA). Leasing activity for this period included 51 renewal leases comprising 233,307 square feet of GLA with an average rental rate of $14.59 per square foot, which represents an increase of 5.3 percent over the average expiring rent. Thirteen new leases and 18 non-comparable leases aggregating 141,408 square feet of GLA were signed during the quarter. New leases executed had an average rental rate of $15.02 per square foot, an increase of 8.6 percent over the expiring rent. The non-comparable leases signed have an average rental rate of $9.42 per square foot. Non-comparable leases represent leases signed for expansion square footage or for space in which there was no former tenant in place for one year or more. On a blended basis, the 64 new and renewal leases signed during the quarter had an average rental rate of $14.67 per square foot, representing an increase of 6.0 percent over the average expiring rent. The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Leased occupancy for the total portfolio was 92.1 percent as of March 31, 2012, compared to 94.4 percent as of March 31, 2011. The decrease in total portfolio leased occupancy primarily was due to previously disclosed lease expirations on two big-box spaces currently under contract for sale, and the planned termination of a lease with a local grocer during the first quarter of 2012, all of which are factored into 2012 guidance.

Financial occupancy for the total portfolio was 89.4 percent as of March 31, 2012, compared to 89.3 percent as of March 31, 2011. The increase in total portfolio financial occupancy over the prior year quarter was due to new tenants exiting abatement periods and beginning to pay rent during the quarter. Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of the lease agreement, regardless of the actual use or occupation by that tenant of the area being leased, and excludes tenants in abatement periods. All occupancy rates exclude seasonal leases.

0

EBITDA, Balance Sheet, Liquidity and Market Value

The Company reported earnings before interest, taxes, depreciation and amortization (EBITDA) of $30.2 million for the quarter, compared to $28.6 million for the first quarter of 2011. Definitions and reconciliations of EBITDA to net loss are provided at the end of this news release.

EBITDA coverage of interest expense was 2.7 times for the quarter ended March 31, 2012, compared to 2.2 times for the first quarter of 2011. The Company has provided EBITDA and related non-GAAP coverage ratios because it believes EBITDA and the related ratios provide useful supplemental measures in evaluating the Company’s operating performance in that expenses that may not be indicative of operating performance are excluded.

On March 2, 2012, the Company issued 2,400,000 shares of its 8.125% Series A Cumulative Redeemable Preferred Stock through a public offering at a price of $25.3906 per share, equal to an effective yield of 8 percent, for net proceeds of approximately $59.0 million, after the underwriting discount but before expenses. The offering was a re-opening of the Company’s original issuance of Series A Preferred Stock, which closed in October 2011. The Company used the net proceeds of the offering to purchase additional investment properties to be owned directly by the Company and indirectly through its joint venture with IPCC.  The Series A Preferred Stock is traded on the New York Stock Exchange under the symbol “IRCPrA.”

As of March 31, 2012, the Company had an equity market capitalization (common shares) of $789.9 million, outstanding preferred stock of $110.0 million (at face value), and total debt outstanding of $1.0 billion (including the pro-rata share of debt in unconsolidated joint ventures and full face value of outstanding 5.0% convertible senior notes, due 2029) for a total market capitalization of approximately $1.9 billion and a debt-to-total market capitalization of 53.4 percent. Including the Company’s outstanding convertible notes, 54.9 percent of consolidated debt bears interest at fixed rates.

As of March 31, 2012, the weighted average interest rate on the fixed rate debt was 5.5 percent and the overall weighted average interest rate, including variable rate debt, was 4.39 percent. The Company had $95 million outstanding on its $150 million unsecured line of credit facility at the end of the quarter.

Acquisitions

On March 6, 2012, IRC acquired for $73.4 million the 241,901-square-foot (excluding ground leases) Westgate Shopping Center, a regional power center located in the Cleveland, Ohio market. Westgate Shopping Center is anchored by Marshalls, Petco, regional specialty grocer Earth Fare, plus a 119,700-square-foot Lowes and a 94,500-square-foot Kohl’s on ground leases. Additional tenants at the center include Famous Footwear, Five Below and Ulta Beauty, among others. The Company simultaneously closed a $40.4 million, 10-year mortgage loan on the property.

Joint Venture Activity

During the quarter the IRC-PGGM joint venture acquired for $36 million the 142,824-square-foot Stone Creek Towne Center in the Cincinnati, Ohio market, which is anchored by Bed Bath & Beyond and Old Navy; and purchased for $36.3 million the 159,303-square-foot Silver Lake Village anchored by Cub Foods, North Memorial Healthcare, and a 144,046-square-foot Walmart on a ground lease, in the Minneapolis-St. Paul market. Simultaneous with the closings, the venture secured a $19.8 million, 10-year mortgage loan on Stone Creek Towne Center and assumed a restructured $20 million, seven-year mortgage loan on Silver Lake Village.

In February, the Company acquired for $10.3 million the 116,196-square-foot Woodbury Commons shopping center in a Minneapolis-St. Paul suburb, which is anchored by Dollar Tree and Hancock Fabrics. Immediately after closing, a lease was executed with a new anchor tenant, bringing the center to 100 percent leased occupancy. Following the close of the quarter, the Company sold the asset to the IRC-PGGM venture.

In conjunction with the acquisitions, the Company contributed to the IRC-PGGM venture the Riverdale Commons shopping center, the Riverdale Commons Outlot, and two single-tenant properties leased to Michaels and Home Goods, all located in Coon Rapids, Minn.

During the quarter the IRC-IPCC joint venture acquired nine retail properties: the 83,334-square-foot Mt. Pleasant Shopping Center in southeastern Wis. for $21.3 million, anchored by a Pick ‘n Save grocery; a 62,138-square-foot single-tenant property in Sheboygan, Wis. for $11.7 million leased to Pick ‘n Save; three single-tenant properties in Texas, Va. and Mo. for an aggregate purchase price of $17.1 million, leased to CVS; and four single-tenant assets in N.Y., Kan., Utah and Idaho for an aggregate purchase price of $23.7 million, leased to Walgreens.

Total fee income from unconsolidated joint ventures was $1.0 million for the quarter, compared to $1.2 million for the prior year period.  Fee income from unconsolidated joint ventures was lower due to the timing of acquisition fee income from the IRC-IPCC joint venture, and the decrease was offset by increased management fees from additional assets under management through the joint ventures with IPCC and PGGM.

Distributions

In February, March and April of 2012, the Company paid a monthly cash dividend to Preferred Stockholders of $0.169271 per share on the outstanding shares of its 8.125% Series A Cumulative Redeemable Preferred Stock. In addition, the Company has declared a cash dividend of $0.169271 per share on the outstanding shares of its Preferred Stock, payable on May 15, 2012, to Preferred Stockholders of record as of May 1, 2012.

In February, March and April of 2012, the Company paid monthly cash distributions to Common Stockholders of $0.0475 per common share. The Company also declared a cash distribution of $0.0475 per common share, payable on May 17, 2012, to common stockholders of record as of April 30, 2012.

Guidance

The Company reiterates its previous guidance for fiscal year 2012 that FFO per common share (basic and diluted) is expected to range from $0.84 to $0.89, consolidated same store net operating income is expected to increase by 1 percent to 3 percent, and average total portfolio financial occupancy is expected to range from 90 percent to 91 percent.

Conference Call/Webcast

Management will host a conference call to discuss the Company’s financial and operational results for first quarter 2012 on Thursday, May 3, 2012, at 2:00 p.m. CT (3:00 p.m. ET). Hosting the conference call will be Mark Zalatoris, President and Chief Executive Officer, Brett Brown, Chief Financial Officer, and Scott Carr, President of Property Management. The live conference call can be accessed by dialing 1-877-317-6789 (toll free) for callers within the United States, 1-866-605-3852 (toll free) for callers dialing from Canada, or 1-412-317-6789 for other international callers. A live webcast also will be available on the Company’s website at www.inlandrealestate.com. The conference call will be recorded and available for replay one hour after the end of the live event through 8:00 a.m. CT (9:00 a.m. ET) on May 18, 2012. Interested parties can access the replay of the conference call by dialing 1-877-344-7529 or 1-412-317-0088 for international callers, and entering the conference number 10012663. An online playback of the webcast will be archived for approximately one year within the investor relations section of the Company’s website.

About Inland Real Estate Corporation

Inland Real Estate Corporation is a self-administered and self-managed publicly traded real estate investment trust (REIT) that owns and operates open-air neighborhood, community, power and lifestyle retail centers and single-tenant properties located primarily in the Midwestern United States. As of March 31, 2012, the Company owned interests in 150 investment properties, including 35 owned through its unconsolidated joint ventures, with aggregate leasable space of approximately 15 million square feet.  Additional information on Inland Real Estate Corporation, including a copy of the Company’s supplemental financial information for the three months ended March 31, 2011, is available at www.inlandrealestate.com.

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Federal Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not reflect historical facts and instead reflect our management’s intentions, beliefs, expectations, plans or predictions of the future.  Forward-looking statements can often be identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “may,” “will,” “should” and “could.” Examples of forward-looking statements include, but are not limited to, statements that describe or contain information related to matters such as management’s intent, belief or expectation with respect to our financial performance, investment strategy or our portfolio, our ability to address debt maturities, our cash flows, our growth prospects, the value of our assets, our joint venture commitments and the amount and timing of anticipated future cash distributions. Forward-looking statements reflect the intent, belief or expectations of our management based on their knowledge and understanding of the business and industry and their assumptions, beliefs and expectations with respect to the market for commercial real estate, the U.S. economy and other future conditions. These statements are not guarantees of future performance, and investors should not place undue reliance on forward-looking statements. Actual results may differ materially from those expressed or forecasted in forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under Item 1A”Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2012 as they may be revised or supplemented by us in subsequent Reports on Form 10-Q and other filings with the SEC.  Among such risks, uncertainties and other factors are market and economic challenges experienced by the U.S. economy or real estate industry as a whole, including dislocations and liquidity disruptions in the credit markets; the inability of tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; competition for real estate assets and tenants; impairment charges; the availability of cash flow from operating activities for distributions and capital expenditures; our ability to refinance maturing debt or to obtain new financing on attractive terms; future increases in interest rates; actions or failures by our joint venture partners, including development partners; and factors that could affect our ability to qualify as a real estate investment trust. We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets

March 31, 2012 and December 31, 2011

(In thousands except per share data)

	March 31, 2012 (unaudited)	December 31, 2011
Assets:

Investment properties:
Land	$345,421	314,384
Construction in progress	1,849	1,669
Building and improvements	1,032,775	950,421

	1,380,045	1,266,474
Less accumulated depreciation	322,568	323,839

Net investment properties	1,057,477	942,635

Cash and cash equivalents	10,962	7,751
Investment in securities	11,998	12,075
Accounts receivable, net	30,450	30,097
Investment in and advances to unconsolidated joint ventures	95,063	101,670
Acquired lease intangibles, net	54,883	31,948
Deferred costs, net	18,776	18,760
Other assets	13,803	14,970

Total assets	$1,293,412	1,159,906

Liabilities:

Accounts payable and accrued expenses	$35,382	33,165
Acquired below market lease intangibles, net	23,445	11,147
Distributions payable	4,639	4,397
Mortgages payable	451,669	391,202
Unsecured credit facilities	295,000	280,000
Convertible notes	27,979	27,863
Other liabilities	19,820	21,719

Total liabilities	857,934	769,493

Stockholders' Equity:

Preferred stock, $0.01 par value, 6,000 Shares authorized; 4,400 and 2,300 Series A shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively.	110,000	50,000
Common stock, $0.01 par value, 500,000 Shares authorized; 89,049 and 88,992 Shares issued and outstanding at March 31, 2012 and December 31, 2011, respectively	890	890
Additional paid-in capital (net of offering costs of $69,883 and $67,753 at March 31, 2012 and December 31, 2011, respectively)	782,566	783,211
Accumulated distributions in excess of net income	(450,652)	(435,201)
Accumulated comprehensive loss	(6,142)	(7,400)

Total stockholders' equity	436,662	391,500

Noncontrolling interest	(1,184)	(1,087)

Total equity	435,478	390,413

Total liabilities and equity	$1,293,412	1,159,906

INLAND REAL ESTATE CORPORATION

Consolidated Balance Sheets (continued)

March 31, 2012 and December 31, 2011

(In thousands except per share data)

The following table presents certain assets and liabilities of consolidated variable interest entities (VIEs), which are included in the Consolidated Balance Sheet above as of March 31, 2012.  There were no consolidated VIE assets and liabilities as of December 31, 2011.  The assets in the table below include only those assets that can be used to settle obligations of consolidated VIEs.  The liabilities in the table below include third-party liabilities of consolidated VIEs only, and exclude intercompany balances that are eliminated in consolidation.

March 31, 2012
Assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs:

Investment properties:
Land	$15,353
Building and improvements	50,529

65,882
Less accumulated depreciation	42

Net investment properties	65,840

Accounts receivable, net	28
Acquired lease intangibles, net	11,494
Other assets	549

Total assets of consolidated VIEs that can only be used to settle obligations of consolidated VIEs	$77,911

Liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company:

Accounts payable and accrued expenses	$56
Acquired below market lease intangibles, net	3,590
Mortgages payable	22,430
Other liabilities	556

Total liabilities of consolidated VIEs for which creditors or beneficial interest holders do not have recourse to the general credit of the Company	$26,632

INLAND REAL ESTATE CORPORATION

Consolidated Statements of Operations

For the three months ended March 31, 2012 and 2011 (unaudited)

(In thousands except per share data)

	Three months ended March 31, 2012	Three months ended March 31, 2011
Revenues:
Rental income	$28,116	29,748
Tenant recoveries	10,225	13,771
Other property income	398	460
Fee income from unconsolidated joint ventures	1,038	1,163
Total revenues	39,777	45,142

Expenses:
Property operating expenses	7,166	10,112
Real estate tax expense	7,297	8,822
Depreciation and amortization	15,334	12,351
General and administrative expenses	4,507	3,718
Total expenses	34,304	35,003

Operating income	5,473	10,139

Other income	1,523	705
Loss on change in control of investment properties	-	(1,400)
Gain on sale of joint venture interest	52	313
Interest expense	(8,715)	(10,957)
Loss before income tax benefit (expense) of taxable REIT subsidiaries, equity in earnings (loss) of unconsolidated joint ventures and discontinued operations	(1,667)	(1,200)

Income tax benefit (expense) of taxable REIT subsidiaries	121	(121)
Equity in earnings (loss) of unconsolidated joint ventures	32	(359)
Loss from continuing operations	(1,514)	(1,680)
Income from discontinued operations	8	345
Net loss	(1,506)	(1,335)

Less: Net income attributable to the noncontrolling interest	(3)	(36)
Net loss attributable to Inland Real Estate Corporation	(1,509)	(1,371)

Dividends on preferred shares	(1,255)	-
Net loss attributable to common stockholders	(2,764)	(1,371)

Comprehensive income:
Unrealized gain on investment securities	849	394
Reversal of unrealized gain to realized gain on investment securities	(590)	(383)
Unrealized gain on derivative instruments	999	937

Comprehensive loss	$(1,506)	(423)

Basic and diluted earnings attributable to common shares per weighted average common share:

Loss from continuing operations	$(0.03)	(0.02)
Income from discontinued operations	-	-
Net loss attributable to common stockholders per weighted average common share – basic and diluted	$(0.03)	(0.02)

Weighted average number of common shares outstanding – basic	88,906	87,858

Weighted average number of common shares outstanding – diluted	88,906	87,858

Non-GAAP Financial Measures

We consider FFO a widely accepted and appropriate measure of performance for a REIT.  FFO provides a supplemental measure to compare our performance and operations to other REITs.  Due to certain unique operating characteristics of real estate companies, NAREIT has promulgated a standard known as FFO, which it believes more accurately reflects the operating performance of a REIT such as ours.  As defined by NAREIT, FFO means net income computed in accordance with U.S. GAAP, excluding gains (or losses) from sales of operating property, plus depreciation and amortization and after adjustments for unconsolidated entities in which the REIT holds an interest.  NAREIT has clarified that FFO also excludes impairment write-downs of depreciable real estate or of investments in unconsolidated entities that are driven by measurable decreases in the fair value of depreciable real estate.  We have adopted the NAREIT definition for computing FFO.  Management uses the calculation of FFO for several reasons.  We use FFO to compare our performance to that of other REITs in our peer group.  Additionally, FFO is used in certain employment agreements to determine incentives payable by us to certain executives, based on our performance.  The calculation of FFO may vary from entity to entity since capitalization and expense policies tend to vary from entity to entity.  Items that are capitalized do not impact FFO whereas items that are expensed reduce FFO.  Consequently, our presentation of FFO may not be comparable to other similarly titled measures presented by other REITs.  FFO does not represent cash flows from operations as defined by U.S. GAAP, it is not indicative of cash available to fund all cash flow needs and liquidity, including our ability to pay distributions and should not be considered as an alternative to net income, as determined in accordance with U.S. GAAP, for purposes of evaluating our operating performance.  The following table reflects our FFO for the periods presented, reconciled to net loss attributable to common stockholders for these periods.

	Three months ended March 31, 2012	Three months ended March 31, 2011

Net loss attributable to common stockholders	$(2,764)	(1,371)
Gain on sale of investment properties	-	(197)
Loss from change in control of investment properties	-	1,400
Equity in depreciation and amortization of unconsolidated joint ventures	5,130	3,263
Amortization on in-place lease intangibles	1,983	1,452
Amortization on leasing commissions	575	337
Depreciation, net of noncontrolling interest	12,761	10,597

Funds From Operations attributable to common stockholders	17,685	15,481

Net loss attributable to common stockholders per weighted average common share – basic and diluted	$(0.03)	(0.02)

Funds From Operations attributable to common stockholders, per weighted average common share – basic and diluted	$0.20	0.18

Weighted average number of common shares outstanding, basic	88,906	87,858

Weighted average number of common shares outstanding, diluted	89,021	87,947

EBITDA is defined as earnings (losses) from operations excluding: (1) interest expense; (2) income tax benefit or expenses; (3) depreciation and amortization expense; and (4) gains (loss) on non-operating property.  We believe EBITDA is useful to us and to an investor as a supplemental measure in evaluating our financial performance because it excludes expenses that we believe may not be indicative of our operating performance.  By excluding interest expense, EBITDA measures our financial performance regardless of how we finance our operations and capital structure.  By excluding depreciation and amortization expense, we believe we can more accurately assess the performance of our portfolio.  Because EBITDA is calculated before recurring cash charges such as interest expense and taxes and is not adjusted for capital expenditures or other recurring cash requirements, it does not reflect the amount of capital needed to maintain our properties nor does it reflect trends in interest costs due to changes in interest rates or increases in borrowing.  EBITDA should be considered only as a supplement to net earnings and may be calculated differently by other equity REITs.

We believe EBITDA is an important non-GAAP measure.  We utilize EBITDA to calculate our interest expense coverage ratio, which equals EBITDA divided by total interest expense.  We believe that using EBITDA, which excludes the effect of non-operating expenses and non-cash charges, all of which are based on historical cost and may be of limited significance in evaluating current performance, facilitates comparison of core operating profitability between periods and between REITs, particularly in light of the use of EBITDA by a seemingly large number of REITs in their reports on Forms 10-Q and 10-K.  We believe that investors should consider EBITDA in conjunction with net income and the other required U.S. GAAP measures of our performance to improve their understanding of our operating results.

	Three months ended March 31, 2012	Three months ended March 31, 2011

Net loss	$(1,506)	(1,335)
Net income attributable to noncontrolling interest	(3)	(36)
Gain on sale of property	-	(197)
Loss from change in control of investment property	-	1,400
Income tax (benefit) expense of taxable REIT subsidiaries	(121)	121
Interest expense	8,715	10,957
Interest expense associated with unconsolidated joint ventures	2,637	2,024
Depreciation and amortization	15,334	12,351
Depreciation and amortization associated with discontinued operations	-	88
Depreciation and amortization associated with unconsolidated joint ventures	5,130	3,263

EBITDA	30,186	28,636

Total Interest Expense	$11,352	12,981

EBITDA: Interest Expense Coverage Ratio	2.7 x	2.2 x

Same Store Net Operating Income Analysis

The following schedule presents same store net operating income, for our consolidated portfolio, which is the net operating income of properties owned in both the three months ended March 31, 2012 and 2011, along with other investment properties' net operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2012 and 2011.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net loss attributable to common stockholders.

Consolidated	Three months ended March 31,2012	Three months ended March 31, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 102 properties
Rental income	$25,847	25,374	1.9%
Tenant recovery income	9,661	11,548	-16.3%
Other property income	396	445	-11.0%
"Other investment properties”
Rental income	1,998	3,878
Tenant recovery income	564	2,223
Other property income	2	15
Total rental income and additional income	$38,468	43,483

Property operating expenses:
"Same store" investment properties, 102 properties
Property operating expenses	$5,541	7,719	-28.2%
Real estate tax expense	7,028	7,566	-7.1%
"Other investment properties"
Property operating expenses	447	1,234
Real estate tax expense	269	1,256
Total property operating expenses	$13,285	17,775

Property net operating income
"Same store" investment properties	$23,335	22,082	5.7%
"Other investment properties"	1,848	3,626
Total property net operating income	$25,183	25,708

Other income:
Straight-line rents	$258	477
Amortization of lease intangibles	13	19
Other income	1,523	705
Fee income from unconsolidated joint ventures	1,038	1,163
Loss from change in control of investment properties	-	(1,400)
Gain on sale of joint venture interest	52	313

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	121	(121)
Bad debt expense	(1,178)	(1,159)
Depreciation and amortization	(15,334)	(12,351)
General and administrative expenses	(4,507)	(3,718)
Interest expense	(8,715)	(10,957)
Equity in earnings (loss) of unconsolidated ventures	32	(359)

Loss from continuing operations	(1,514)	(1,680)
Income from discontinued operations	8	345
Net loss	(1,506)	(1,335)

Less: Net income attributable to the noncontrolling interest	(3)	(36)
Net loss attributable to Inland Real Estate Corporation	(1,509)	(1,371)

Dividends on preferred shares	(1,255)	-
Net loss attributable to common stockholders	$(2,764)	(1,371)

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012 and 2011

(In thousands except per share and square footage data)

Financial Highlights - unaudited (1)	Three months ended March 31, 2012	Three months ended March 31, 2011

Total revenues, including unconsolidated joint ventures at 100%	$62,928	61,347

Net loss attributable to common stockholders (1)	$(2,764)	(1,371)
Gain on sale of investment properties	-	(197)
Loss from change in control of investment property	-	1,400
Equity in depreciation and amortization of unconsolidated joint ventures	5,130	3,263
Amortization on in-place leases intangibles	1,983	1,452
Amortization on leasing commissions	575	337
Depreciation, net of noncontrolling interest	12,761	10,597
Funds From Operations attributable to common stockholders	17,685	15,481
Net loss attributable to common stockholders per weighted average common share – basic and diluted	$(0.03)	(0.02)

Funds From Operations attributable to common stockholders per weighted average common share – basic and diluted	$0.20	0.18

Distributions Declared, common stock	$12,687	12,557
Distributions Per Common Share	$0.14	0.14
Distributions / Funds From Operations Payout Ratio	71.7%	81.1%
Weighted Average Commons Shares Outstanding, diluted	89,021	87,947

	Three months ended March 31, 2012	Three months ended March 31, 2011

Additional Information
Straight-line rents	$258	477
Amortization of lease intangibles	13	19
Amortization of deferred financing fees	805	922
Stock based compensation expense	138	112

Capital Expenditures
Maintenance / non-revenue generating cap ex
Building / Site improvements	$447	406

Non-maintenance / revenue generating cap ex
Tenant improvements	3,281	12,986
Leasing commissions	933	2,302

(1)

See detailed pages for reconciliation of non-GAAP financial information to the most comparable GAAP measures.

(2)

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012 and 2011

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

	As of March 31, 2012	As of March 31, 2011

Total assets, including unconsolidated joint ventures at 100%	$2,017,883	1,745,908

General and Administrative Expenses	Three months ended March 31, 2012	Three months ended March 31, 2011

General and Administrative Expenses (G&A)	$4,507	3,718
G&A Expenses as a Percentage of Total Revenue, including unconsolidated joint ventures at 100%	7.2%	6.1%
Annualized G&A Expenses as a Percentage of Total Assets, including unconsolidated joint ventures at 100%	0.9%	0.9%

Same Store Net Operating Income ("NOI") (Cash Basis) (1)	Three months ended March 31, 2012	Three months ended March 31, 2011	% Change

Consolidated Portfolio (102 properties)

Same Store NOI	$23,335	22,082	5.7%
Same Store NOI excluding lease termination income	$23,332	22,082	5.7%

Unconsolidated Portfolio (at 100%) (19 properties)

Same Store NOI	$7,994	8,186	-2.3%
Same Store NOI excluding lease termination income	$7,991	8,186	-2.4%

Total Portfolio (including our pro rata share of unconsolidated NOI) (121 properties)

Same Store NOI	$27,422	26,261	4.4%
Same Store NOI excluding lease termination income	$27,418	26,261	4.4%

(1)

Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of intangible leases, interest, depreciation, amortization, bad debt and general and administrative expenses.  A reconciliation of same store net operating income to net loss attributable to common stockholders is provided on page 29 of this supplemental financial information.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012 and 2011

(In thousands except per share and square footage data)

Financial Highlights - unaudited (continued)

Consolidated Occupancy (1)	As of March 31, 2012	As of December 31, 2011	As of March 31, 2011

Leased Occupancy (2)	91.0%	92.0%	94.1%
Financial Occupancy (3)	88.0%	89.3%	88.5%
Same Store Financial Occupancy	88.6%	89.0%	87.5%

Unconsolidated Occupancy (4)	As of March 31, 2012	As of December 31, 2011	As of March 31, 2011

Leased Occupancy (2)	96.3%	95.7%	96.5%
Financial Occupancy (3)	94.7%	94.4%	94.7%
Same Store Financial Occupancy	94.8%	94.7%	94.8%

Total Occupancy	As of March 31, 2012	As of December 31, 2011	As of March 31, 2011

Leased Occupancy (2)	92.1%	92.7%	94.4%
Financial Occupancy (3)	89.4%	90.3%	89.3%
Same Store Financial Occupancy	89.4%	89.8%	88.5%
Financial Occupancy excluding properties held through the joint venture with IPCC (5)	89.2%	90.3%	89.3%

Capitalization	As of March 31, 2012	As of March 31, 2011

Total Common Shares Outstanding	$89,049	88,711
Closing Price Per Share	8.87	9.54
Equity Market Capitalization Common Shares	789,865	846,303

Preferred Stock (at face value)	110,000	-

Total Debt (6)	1,031,929	950,197
Total Market Capitalization	$1,931,794	1,796,500

Debt to Total Market Capitalization	53.4%	52.9%

(1)

All occupancy calculations exclude seasonal tenants.

(2)

Leased occupancy is defined as the percentage of total gross leasable area for which there is a signed lease regardless of whether the tenant is currently obligated to pay rent under their lease agreement.

(3)

Financial occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(4)

Unconsolidated occupancy is based on IRC percent ownership.

(5)

Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties.  The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(6)

Includes pro-rata share of unconsolidated joint venture debt and full face value of convertible notes.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Consolidated Debt Schedule

The Company's mortgages payable are secured by certain of its investment properties and consist of the following at March 31, 2012:

Fixed rate debt
Servicer	Property Name	Interest Rate at March 31, 2012	Maturity Date	Balance at March 31, 2012	Percent of Total Debt

Cohen Financial	Dunkirk Square	5.19%	08/2012	$4,050	0.52%
Cohen Financial	Park Place Plaza	5.19%	08/2012	6,500	0.84%
Cohen Financial	Downers Grove Market	5.27%	11/2012	12,500	1.61%
Ladder Capital Finance	IRC / IREX II	10.00%	04/2013	3,419	0.44%
Ladder Capital Finance	IRC / IREX II	10.00%	04/2013	4,743	0.61%
Principal Life Insurance	Big Lake Town Square	5.05%	01/2014	6,250	0.81%
Principal Life Insurance	Park Square	5.05%	01/2014	10,000	1.29%
Principal Real Estate	Iroquois Center	5.05%	04/2014	8,750	1.13%
Midland Loan Services (1)	Shoppes at Grayhawk	5.17%	04/2014	16,541	2.13%
Wachovia	Algonquin Commons	5.45%	11/2014	71,602	9.23%
Wachovia (1)	The Exchange at Algonquin	5.24%	11/2014	18,717	2.41%
Prudential Asset Resource (1)	Orland Park Place Outlots	5.83%	12/2014	5,377	0.69%
TCF Bank (1)	Grand/Hunt Center Outlot	6.50%	04/2015	1,504	0.19%
TCF Bank (1)	Dominick’s	6.50%	04/2015	6,813	0.88%
TCF Bank (1)	Dominick’s	6.50%	04/2015	1,501	0.19%
TCF Bank (1)	Cub Foods	6.50%	04/2015	3,893	0.50%
TCF Bank (1)	PetSmart	6.50%	04/2015	2,163	0.28%
TCF Bank (1)	Roundy’s	6.50%	04/2015	4,238	0.55%
Metlife Insurance Company (1)	Shakopee Valley Marketplace	5.05%	12/2017	7,853	1.01%
Metlife Insurance Company (1)	Crystal Point	5.05%	12/2017	17,571	2.26%
Metlife Insurance Company (1)	The Shops at Orchard Place	5.05%	12/2017	24,540	3.16%
John Hancock Life Insurance (1)	Four Flaggs & Four Flaggs Annex	7.65%	01/2018	11,059	1.43%
John Hancock Life Insurance	Roundy’s	4.85%	12/2020	10,300	1.33%
Wells Fargo	Woodland Heights	6.03%	12/2020	4,175	0.54%
Wells Fargo	Salem Square	6.03%	12/2020	4,897	0.63%
Wells Fargo	Townes Crossing	6.03%	12/2020	6,289	0.81%
Wells Fargo	Hawthorne Village Commons	6.03%	12/2020	6,443	0.83%
Wells Fargo	Aurora Commons	6.03%	12/2020	6,443	0.83%
Wells Fargo	Deertrace Kohler	6.03%	12/2020	9,691	1.25%
Wells Fargo	Pine Tree Plaza	6.03%	12/2020	10,825	1.40%
Wells Fargo	Joliet Commons	6.03%	12/2020	11,237	1.45%
Archon Group	Bradley Commons	5.40%	01/2022	14,330	1.85%
Cantor Commercial	Westgate	4.94%	03/2022	40,373	5.20%
Wachovia	Walgreens	4.90%	04/2022	2,584	0.33%
Wachovia	CVS	4.90%	04/2022	3,200	0.41%
Wachovia	CVS	4.90%	04/2022	3,611	0.47%
Wachovia	Walgreens	4.90%	04/2022	2,749	0.35%
Wachovia	CVS	4.90%	04/2022	3,134	0.40%
Wachovia	Walgreens	4.90%	04/2022	4,194	0.54%
Wachovia	Walgreens	4.90%	04/2022	2,958	0.38%

Total/Weighted Average Fixed Rate Secured		5.54%		397,017	51.16%

Convertible Notes (2)		5.00%	11/2014	29,215	3.77%

Total/Weighted Average Fixed Rate		5.50%		426,232	54.93%

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Consolidated Debt Schedule (continued)

Variable rate debt
Servicer	Property Name	Interest Rate at March 31, 2012	Maturity Date	Balance atMarch 31, 2012	Percent ofTotal Debt

Metropolitan Capital Bank	Inland Real Estate Corporation	6.00%	10/2012	$2,700	0.35%
Bank of America (1)	Edinburgh Festival	4.21%	12/2012	3,852	0.50%
Bank of America (1)	CarMax	4.21%	12/2012	9,676	1.25%
Bank of America (1)	Cliff Lake	4.21%	12/2012	3,941	0.51%
Bank of America (1)	Burnsville Crossing	4.21%	12/2012	3,764	0.49%
Bank of America (1)	Food 4 Less	4.21%	12/2012	2,701	0.35%
Bank of America (1)	Shingle Creek Center	4.21%	12/2012	1,926	0.25%
Bank of America (1)	Bohl Farm Marketplace	4.21%	12/2012	5,092	0.66%
Bank of America	Orchard Crossing	3.24%	08/2013	14,800	1.91%
Bank of America	Skokie Fashion Square	0.59%	12/2014	6,200	0.79%

Total/Weighted Average Variable Rate Secured		3.63%		54,652	7.06%

Term Loan		2.75%	06/2014	150,000	19.33%
Line of Credit Facility		2.86%	06/2014	95,000	12.24%
Term Loan		3.50%	11/2018	50,000	6.44%

Total/Weighted Average Variable Rate		3.02%		349,652	45.07%

Total/Weighted Average Debt		4.39%		$775,884	100.00%

(1)

These loans require payments of principal and interest monthly, all other loans listed are interest only.

(2)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,236.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Summary of Consolidated Debt

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)		Total	Total Weighted Average Rate (2)	Percent of Total Debt

2012	$2,779	56,358	-		59,137	4.71%	7.62%
2013	3,963	22,962	-		26,925	5.65%	3.47%
2014	3,668	137,063	274,215	(3)(4)	414,946	3.75%	53.48%
2015	1,294	19,270	-		20,564	6.50%	2.65%
2016	1,262	-	-		1,262	-	0.16%
2017	1,250	44,895	-		46,145	5.05%	5.95%
2018	-	9,472	50,000		59,472	4.25%	7.67%
2019	-	-	-		-	-	-
2020	-	70,300	-		70,300	5.85%	9.06%
2021	-	-	-		-	-	-
2022	-	77,133	-		77,133	5.01%	9.94%

Total	$14,216	437,453	324,215		775,884	4.39%	100.00%

Total Debt Outstanding	March 31, 2012

Mortgage loans payable:
Fixed rate secured loans	$397,017
Variable rate secured loans	54,652
Unsecured fixed rate convertible notes (3) (4)	29,215
Unsecured line of credit facility and term loans	295,000

Total	$775,884

Percentage of Total Debt:	March 31, 2012

Fixed rate loans	54.93%
Variable rate loans	45.07%

Current Average Interest Rates (2):	March 31, 2012

Fixed rate loans	5.50%
Variable rate loans	3.02%
Total weighted average interest rate	4.39%

(1)

Includes unsecured convertible notes, line of credit facility and term loans.

(2)

Interest rates are as of March 31, 2012 and exclude the impact of deferred loan fee amortization.

(3)

Total convertible notes reflect the total principal amount outstanding.  The consolidated balance sheet is presented including the remaining unamortized discount of $1,236.

(4)

The convertible notes, which mature in 2029, are included in the 2014 maturities because that is the earliest date these notes can be redeemed or the note holder can require us to repurchase their note.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Significant Retail Tenants (Consolidated) (1)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Roundy’s (2)	7	$6,359	5.55%	485,626	4.82%
Dominick's Finer Foods	6	4,748	4.14%	394,377	3.92%
Carmax	2	4,021	3.51%	187,851	1.86%
Supervalu, Inc. (3)	6	3,079	2.69%	350,966	3.48%
TJX Companies, Inc. (4)	10	2,698	2.35%	325,150	3.23%
Best Buy	4	2,501	2.18%	183,757	1.82%
PetSmart	8	2,487	2.17%	189,337	1.88%
Walgreens	7	2,126	1.86%	98,811	0.98%
Kroger (5)	3	2,086	1.82%	193,698	1.92%
Dollar Tree (6)	16	1,564	1.36%	169,202	1.68%
Ulta	7	1,562	1.36%	77,866	0.77%
Gordman’s	3	1,534	1.34%	148,642	1.48%
Petco	6	1,470	1.28%	90,780	0.90%
CVS	4	1,422	1.24%	52,711	0.52%
Staples	5	1,421	1.24%	112,428	1.12%
Retail Ventures, Inc. (DSW Warehouse)	3	1,327	1.16%	70,916	0.70%
The Sports Authority	2	1,212	1.06%	92,306	0.92%
Ascena Retail Group (7)	13	1,194	1.04%	81,177	0.81%
OfficeMax	4	1,154	1.01%	97,512	0.97%

Total		$43,965	38.36%	3,403,113	33.78%

Significant Retail Tenants (Unconsolidated) (1) (8)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	14	$10,467	16.03%	911,874	18.33%
TJX Companies, Inc. (4)	7	2,896	4.43%	218,147	4.38%
Roundy’s (2)	4	2,861	4.38%	249,052	5.01%
Best Buy	2	2,220	3.40%	75,001	1.51%
Bed Bath and Beyond (9)	6	2,107	3.23%	209,482	4.21%
Dominick's Finer Foods	2	1,600	2.45%	133,294	2.68%
Michael’s	4	1,381	2.11%	96,123	1.93%
Home Depot	1	1,243	1.90%	113,000	2.27%
Regal Cinemas	1	1,210	1.85%	73,000	1.47%
Retail Ventures, Inc. (DSW Warehouse)	2	1,034	1.58%	48,599	0.98%
Hobby Lobby	1	1,015	1.55%	56,390	1.13%
Dick's Sporting Goods	1	1,000	1.53%	100,000	2.01%
The Gap (10)	4	988	1.51%	66,705	1.34%
REI (Recreational Equipment Inc.)	1	971	1.49%	25,550	0.51%
Kroger (5)	2	904	1.38%	120,411	2.42%
Kohl’s	1	878	1.34%	83,000	1.67%
Barnes & Noble	2	858	1.31%	47,223	0.95%
Strack & Van Til	1	733	1.12%	56,192	1.13%
PetSmart	2	664	1.02%	53,620	1.08%

Total		$35,030	53.61%	2,736,663	55.01%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Includes Roundy’s (5), Pick ‘N Save (4), Super Pick ‘N Save (1), and Metro Market (1)

(3)

Includes Jewel (11) and Cub Foods (9)

(4)

Includes TJ Maxx (6), Marshall’s (10), and Home Goods Stores (1)

(5)

Includes Kroger (1) and Food 4 Less (4)

(6)

Includes Dollar Tree (15) and Deal$ (1)

(7)

Includes Justice (3), Dress Barn (5) and Maurice’s (5)

(8)

Annualized rent shown includes joint venture partner’s pro rata share

(9)

Includes Bed Bath & Beyond (4) and Buy Buy Baby (2)

(10)

Includes Old Navy (4)

(11)

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Significant Retail Tenants (Total) (1) (2)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	20	$13,546	7.53%	1,262,840	8.39%
Roundy’s (4)	11	9,220	5.13%	734,678	4.88%
Dominick's Finer Foods	8	6,348	3.53%	527,671	3.51%
TJX Companies, Inc. (5)	17	5,594	3.11%	543,297	3.61%
Best Buy	6	4,721	2.62%	258,758	1.72%
Carmax	2	4,021	2.24%	187,851	1.25%
PetSmart	10	3,151	1.75%	242,957	1.61%
Kroger (6)	5	2,990	1.66%	314,109	2.09%
Bed Bath & Beyond (7)	9	2,908	1.62%	303,118	2.01%
Michael’s	8	2,401	1.33%	184,422	1.23%
Retail Ventures, Inc. (DSW Warehouse)	5	2,361	1.31%	119,515	0.79%
Walgreens	8	2,265	1.26%	114,314	0.76%
The Gap (8)	11	2,103	1.17%	164,468	1.09%
Dick's Sporting Goods	3	2,065	1.15%	215,000	1.43%
The Sports Authority	3	1,851	1.03%	134,869	0.90%
Dollar Tree (9)	18	1,826	1.01%	190,887	1.27%

Total		$67,371	37.45%	5,498,754	36.54%

Significant Retail Tenants (Total excluding properties held through the joint venture with IPCC) (1) (2) (10)

Tenant Name	Number of Stores	Annual Base Rent	Percentage of Annual Base Rent	GLA Square Feet	Percentage of Total Square Footage

Supervalu, Inc. (3)	20	$13,546	7.75%	1,262,840	8.53%
Roundy’s (11)	9	7,100	4.06%	602,107	4.07%
Dominick's Finer Foods	8	6,348	3.63%	527,671	3.56%
TJX Companies, Inc. (5)	17	5,594	3.20%	543,297	3.67%
Best Buy	6	4,721	2.70%	258,758	1.75%
Carmax	2	4,021	2.30%	187,851	1.27%
PetSmart	10	3,151	1.80%	242,957	1.64%
Kroger (6)	5	2,990	1.71%	314,109	2.12%
Bed Bath & Beyond (7)	9	2,908	1.66%	303,118	2.05%
Michael’s	8	2,401	1.37%	184,422	1.25%
Retail Ventures, Inc. (DSW Warehouse)	5	2,361	1.35%	119,515	0.81%
The Gap (8)	11	2,103	1.20%	164,468	1.11%
Dick's Sporting Goods	3	2,065	1.18%	215,000	1.45%
The Sports Authority	3	1,851	1.06%	134,869	0.91%
Dollar Tree (9)	18	1,826	1.04%	190,887	1.29%

Total		$62,986	36.01%	5,251,869	35.48%

(1)

Significant tenants are tenants that represent 1% or more of our annual base rent

(2)

Annualized rent shown includes joint venture partner’s pro rata share

(3)

Includes Jewel (11) and Cub Foods (9)

(4)

Includes Roundy’s (5), Pick ‘N Save (4), Super Pick ‘N Save (1) and Metro Market (1)

(5)

Includes TJ Maxx (6), Marshall’s (10), and Home Goods Stores (1)

(6)

Includes Kroger (1) and Food 4 Less (4)

(7)

Includes Bed Bath & Beyond (6) and Buy Buy Baby (3)

(8)

Includes Old Navy (9), The Gap (1) and The Gap Factory Store (1)

(9)

Includes Dollar Tree (17) and Deal$ (1)

(10)

Due to the occupancy fluctuations produced by the temporary ownership of the properties within this venture, the Company discloses occupancy rates excluding these properties.  The Company believes the additional disclosure allows investors to evaluate the occupancy of the portfolio of properties it expects to own longer term.

(11)

Includes Roundy’s (5), Pick ‘N Save (2), Super Pick ‘N Save (1) and Metro Market (1)

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Consolidated)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (2)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (3)

ALL ANCHOR LEASES (1)
2012	3	30,860	0.31%	$439	0.36%	$14.23
2013	21	569,481	5.65%	5,241	4.27%	9.20
2014	23	841,821	8.36%	9,088	7.41%	10.80
2015	24	522,226	5.18%	5,526	4.50%	10.58
2016	23	466,312	4.63%	5,706	4.65%	12.24
2017	26	868,229	8.62%	10,638	8.67%	12.25
2018	9	268,705	2.67%	3,144	2.56%	11.70
2019	12	545,782	5.42%	4,968	4.05%	9.10
2020	14	391,921	3.89%	3,025	2.47%	7.72
2021+	62	1,805,122	17.92%	24,695	20.14%	13.68
Vacant	-	450,347	4.47%	-	-	-
TOTAL/WEIGHTED AVERAGE	217	6,760,806	67.12%	$72,470	59.08%	$11.48

ALL NON-ANCHOR LEASES (1)
M-T-M	14	25,921	0.26%	$419	0.34%	$16.16
2012	120	277,640	2.76%	4,603	3.75%	16.58
2013	171	440,898	4.38%	8,055	6.57%	18.27
2014	135	364,582	3.62%	6,254	5.10%	17.15
2015	147	407,225	4.04%	7,899	6.44%	19.40
2016	138	373,033	3.70%	6,758	5.51%	18.12
2017	84	244,219	2.42%	4,237	3.45%	17.35
2018	39	124,743	1.24%	2,802	2.28%	22.46
2019	21	89,123	0.88%	1,842	1.50%	20.67
2020	23	105,293	1.05%	1,898	1.55%	18.03
2021+	88	337,236	3.35%	5,431	4.43%	16.10
Vacant	-	522,134	5.18%	-	-	-
TOTAL/WEIGHTED AVERAGE	980	3,312,047	32.88%	$50,198	40.92%	$17.99

ALL LEASES
M-T-M	14	25,921	0.26%	$419	0.34%	$16.16
2012	123	308,500	3.07%	5,042	4.11%	16.34
2013	192	1,010,379	10.03%	13,296	10.84%	13.16
2014	158	1,206,403	11.98%	15,342	12.51%	12.72
2015	171	929,451	9.22%	13,425	10.94%	14.44
2016	161	839,345	8.33%	12,464	10.16%	14.85
2017	110	1,112,448	11.04%	14,875	12.12%	13.37
2018	48	393,448	3.91%	5,946	4.84%	15.11
2019	33	634,905	6.30%	6,810	5.55%	10.73
2020	37	497,214	4.94%	4,923	4.02%	9.90
2021+	150	2,142,358	21.27%	30,126	24.57%	14.06
Vacant	-	972,481	9.65%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,197	10,072,853	100.00%	$122,668	100.00%	$13.48

(1)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(2)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(3)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Unconsolidated) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	6,101	0.23%	$7	0.02%	$1.15
2012	4	37,150	1.42%	671	1.88%	18.06
2013	8	91,761	3.50%	1,083	3.04%	11.80
2014	11	147,814	5.64%	1,708	4.79%	11.56
2015	8	112,745	4.30%	1,308	3.67%	11.60
2016	10	217,891	8.31%	2,053	5.76%	9.42
2017	9	194,268	7.41%	2,764	7.75%	14.23
2018	11	265,674	10.13%	3,264	9.15%	12.29
2019	8	232,374	8.86%	3,525	9.89%	15.17
2020	9	214,362	8.17%	2,517	7.06%	11.74
2021+	18	456,406	17.40%	5,335	14.96%	11.69
Vacant	-	27,922	1.06%	-	-	-
TOTAL/WEIGHTED AVERAGE	97	2,004,468	76.43%	$24,235	67.97%	$12.26

ALL NON-ANCHOR LEASES (2)
M-T-M	4	2,444	0.09%	$48	0.13%	$19.64
2012	49	59,844	2.28%	1,201	3.37%	20.07
2013	57	63,797	2.43%	1,400	3.93%	21.94
2014	58	79,577	3.03%	1,459	4.09%	18.33
2015	54	61,064	2.33%	1,253	3.52%	20.52
2016	68	95,558	3.64%	2,000	5.61%	20.93
2017	40	54,004	2.06%	1,324	3.71%	24.52
2018	18	32,279	1.23%	836	2.34%	25.90
2019	15	19,233	0.73%	450	1.26%	23.40
2020	8	12,727	0.49%	333	0.93%	26.16
2021+	31	46,627	1.78%	1,118	3.14%	23.98
Vacant	-	91,286	3.48%	-	-	-
TOTAL/WEIGHTED AVERAGE	402	618,440	23.57%	$11,422	32.03%	$21.67

ALL LEASES
M-T-M	5	8,545	0.32%	$55	0.15%	$6.44
2012	53	96,994	3.70%	1,872	5.25%	19.30
2013	65	155,558	5.93%	2,483	6.97%	15.96
2014	69	227,391	8.67%	3,167	8.88%	13.93
2015	62	173,809	6.63%	2,561	7.19%	14.73
2016	78	313,449	11.95%	4,053	11.37%	12.93
2017	49	248,272	9.47%	4,088	11.46%	16.47
2018	29	297,953	11.36%	4,100	11.49%	13.76
2019	23	251,607	9.59%	3,975	11.15%	15.80
2020	17	227,089	8.66%	2,850	7.99%	12.55
2021+	49	503,033	19.18%	6,453	18.10%	12.83
Vacant	-	119,208	4.54%	-	-	-
TOTAL/WEIGHTED AVERAGE	499	2,622,908	100.00%	$35,657	100.00%	$14.24

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Lease Expiration Analysis

(Total) (1)

Lease Expiration Year	Number of Leases Expiring	GLA (Sq.Ft.)	Percent of Total GLA	Total Annualized Base Rent ($) (3)	Percent of Total Annualized Base Rent (%)	Annualized Base Rent ($/Sq.Ft.) (4)

ALL ANCHOR LEASES (2)
M-T-M	1	6,101	0.05%	$7	-	$1.15
2012	7	68,010	0.54%	1,110	0.70%	16.32
2013	29	661,242	5.21%	6,324	3.99%	9.56
2014	34	989,635	7.80%	10,796	6.82%	10.91
2015	32	634,971	5.00%	6,834	4.32%	10.76
2016	33	684,203	5.39%	7,759	4.90%	11.34
2017	35	1,062,497	8.37%	13,402	8.46%	12.61
2018	20	534,379	4.21%	6,408	4.05%	11.99
2019	20	778,156	6.13%	8,493	5.36%	10.91
2020	23	606,283	4.78%	5,542	3.50%	9.14
2021+	80	2,261,528	17.81%	30,030	18.98%	13.28
Vacant	-	478,269	3.77%	-	-	-
TOTAL/WEIGHTED AVERAGE	314	8,765,274	69.06%	$96,705	61.08%	$11.67

ALL NON-ANCHOR LEASES (2)
M-T-M	18	28,365	0.22%	$467	0.29%	$16.46
2012	169	337,484	2.66%	5,804	3.67%	17.20
2013	228	504,695	3.98%	9,455	5.97%	18.73
2014	193	444,159	3.50%	7,713	4.87%	17.37
2015	201	468,289	3.69%	9,152	5.78%	19.54
2016	206	468,591	3.69%	8,758	5.53%	18.69
2017	124	298,223	2.35%	5,561	3.51%	18.65
2018	57	157,022	1.24%	3,638	2.30%	23.17
2019	36	108,356	0.85%	2,292	1.45%	21.15
2020	31	118,020	0.93%	2,231	1.41%	18.90
2021+	119	383,863	3.00%	6,549	4.14%	17.06
Vacant	-	613,420	4.83%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,382	3,930,487	30.94%	$61,620	38.92%	$18.58

ALL LEASES
M-T-M	19	34,466	0.27%	$474	0.29%	$13.75
2012	176	405,494	3.20%	6,914	4.37%	17.05
2013	257	1,165,937	9.19%	15,779	9.96%	13.53
2014	227	1,433,794	11.30%	18,509	11.69%	12.91
2015	233	1,103,260	8.69%	15,986	10.10%	14.49
2016	239	1,152,794	9.08%	16,517	10.43%	14.33
2017	159	1,360,720	10.72%	18,963	11.97%	13.94
2018	77	691,401	5.45%	10,046	6.35%	14.53
2019	56	886,512	6.98%	10,785	6.81%	12.17
2020	54	724,303	5.71%	7,773	4.91%	10.73
2021+	199	2,645,391	20.81%	36,579	23.12%	13.83
Vacant	-	1,091,689	8.60%	-	-	-
TOTAL/WEIGHTED AVERAGE	1,696	12,695,761	100.00%	$158,325	100.00%	$13.64

(1)

Amounts in table are based on IRC percent ownership

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Annualized base rent for all leases financially occupied, including seasonal tenants and tenants in their abatement period at report date based on the rent as of the end of the lease.

(4)

Annualized base rent divided by gross leasable area as of report date.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1)

(Consolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	7	18,036	$302	$264	$(38)	-12.6%
per square foot			$16.74	$14.64	$(2.10)

2012 Total	7	18,036	$302	$264	$(38)	-12.6%
per square foot			$16.74	$14.64	$(2.10)

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	34	85,842	$1,303	$1,408	$105	8.1%
per square foot			$15.18	$16.40	$1.22

2012 Total	34	85,842	$1,303	$1,408	$105	8.1%
per square foot			$15.18	$16.40	$1.22

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2012	12	71,330	$-	$620
per square foot			$-	$8.69

2012 Total	12	71,330	$-	$620
per square foot			$-	$8.69

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Unconsolidated)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	6	38,306	$477	$582	$105	22.0%
per square foot			$12.45	$15.19	$2.74

2012 Total	6	38,306	$477	$382	$105	22.0%
per square foot			$12.45	$15.19	$2.74

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent
1Q 2012	17	147,465	$1,930	$1,997	$67	3.5%
per square foot			$13.09	$13.54	$0.45

2012 Total	17	147,465	$1,930	$1,997	$67	3.5%
per square foot			$13.09	$13.54	$0.45

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2012	6	13,736	$-	$181
per square foot			$-	$13.18

2012 Total	6	13,736	$-	$181
per square foot			$-	$13.18

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

(In thousands except per share and square footage data)

Leasing Activity (Cash Basis) (1) (2)

(Total)

New Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	13	56,342	$779	$846	$67	8.6%
per square foot			$13.83	$15.02	$1.19

2012 Total	13	56,342	$779	$846	$67	8.6%
per square foot			$13.83	$15.02	$1.19

Renewal Lease Summary

Increase/(Decrease)

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent	Total Dollar	Percent

1Q 2012	51	233,307	$3,233	$3,405	$172	5.3%
per square foot			$13.86	$14.59	$0.73

2012 Total	51	233,307	$3,233	$3,405	$172	5.3%
per square foot			$13.86	$14.59	$0.73

Renewal leases include expiring leases renewed with the same tenant and the exercise of options.  All other leases are categorized as new.

Non-Comparable Lease Summary

	Number	GLA	Total Former Average Base Rent	Total New Average Base Rent

1Q 2012	18	85,066	$-	$801
per square foot			$-	$9.42

2012 Total	18	85,066	$-	$801
per square foot			$-	$9.42

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of former and new average base rents are adjusted for rent abatements on the included leases.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

 (In thousands except per share and square footage data)

1st Quarter 2012 Leasing Activity (1)

(Consolidated)

New Leases	Non- Anchors (2)	Anchors (2)	Total

Number of Leases	7	-	7
Gross Leasable Area (Sq.Ft.)	18,036	-	18,036
Base Rent/Sq.Ft. ($/Sq.Ft.)	$14.64	-	14.64

Renewals	Non- Anchors	Anchors	Total

Number of Leases	33	1	34
Gross Leasable Area (Sq.Ft.)	70,842	15,000	85,842
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.56	10.93	16.40

Non-Comparable Leases (3)	Non- Anchors	Anchors	Total

Number of Leases	11	1	12
Gross Leasable Area (Sq.Ft.)	31,287	40,043	71,330
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.77	4.71	8.69

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	51	2	53
Gross Leasable Area (Sq.Ft.)	120,165	55,043	175,208
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.13	6.41	13.08

(1)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(2)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(3)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

 (In thousands except per share and square footage data)

1st Quarter 2012 Leasing Activity (1) (2)

(Unconsolidated)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	5	1	6
Gross Leasable Area (Sq.Ft.)	10,936	27,370	38,306
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.38	14.31	15.19

Renewals	Non- Anchors	Anchors	Total

Number of Leases	14	3	17
Gross Leasable Area (Sq.Ft.)	25,027	122,438	147,465
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.52	12.73	13.54

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	6	-	6
Gross Leasable Area (Sq.Ft.)	13,736	-	13,736
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.18	-	13.18

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	25	4	29
Gross Leasable Area (Sq.Ft.)	49,699	149,808	199,507
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.29	13.02	13.83

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

 (In thousands except per share and square footage data)

1st Quarter 2012 Leasing Activity (1) (2)

(Total)

New Leases	Non- Anchors (3)	Anchors (3)	Total

Number of Leases	12	1	13
Gross Leasable Area (Sq.Ft.)	28,972	27,370	56,342
Base Rent/Sq.Ft. ($/Sq.Ft.)	$15.66	14.31	15.02

Renewals	Non- Anchors	Anchors	Total

Number of Leases	47	4	51
Gross Leasable Area (Sq.Ft.)	95,869	137,438	233,307
Base Rent/Sq.Ft. ($/Sq.Ft.)	$17.55	12.53	14.59

Non-Comparable Leases (4)	Non- Anchors	Anchors	Total

Number of Leases	17	1	18
Gross Leasable Area (Sq.Ft.)	45,023	40,043	85,066
Base Rent/Sq.Ft. ($/Sq.Ft.)	$13.59	4.71	9.42

Total New, Renewal and Non- Comparable Leases	Non- Anchors	Anchors	Total

Number of Leases	76	6	82
Gross Leasable Area (Sq.Ft.)	169,864	204,851	374,715
Base Rent/Sq.Ft. ($/Sq.Ft.)	$16.18	11.24	13.48

(1)

Includes leasing activity on unconsolidated properties owned in joint ventures.

(2)

The calculations of average base rents per square foot are adjusted for rent abatements on the included leases.

(3)

The Company defines anchors as single tenants which lease 10,000 or more square feet.  Non-anchors are defined as tenants which lease less than 10,000 square feet.

(4)

Non-comparable leases represent leases signed for expansion square footage, or for space in which there was no former tenant in place for one year or more.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012 and 2011

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis

The following schedules present same store net operating income, for our consolidated and unconsolidated portfolios, which is the net operating income of properties owned in both the three months ended March 31, 2012 and 2011, along with other investment properties' net operating income.  Same store net operating income is considered a non-GAAP financial measure because it does not include straight-line rental income, amortization of lease intangibles, interest, depreciation, amortization and bad debt expense.  We provide same store net operating income as it allows investors to compare the results of property operations for the three months ended March 31, 2012 and 2011.  We also provide a reconciliation of these amounts to the most comparable GAAP measure, net loss attributable to common stockholders.

Consolidated	Three months ended March 31,2012	Three months ended March 31, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 102 properties
Rental income	$25,847	25,374	1.9%
Tenant recovery income	9,661	11,548	-16.3%
Other property income	396	445	-11.0%
"Other investment properties”
Rental income	1,998	3,878
Tenant recovery income	564	2,223
Other property income	2	15
Total rental income and additional income	$38,468	43,483

Property operating expenses:
"Same store" investment properties, 102 properties
Property operating expenses	$5,541	7,719	-28.2%
Real estate tax expense	7,028	7,566	-7.1%
"Other investment properties"
Property operating expenses	447	1,234
Real estate tax expense	269	1,256
Total property operating expenses	$13,285	17,775

Property net operating income
"Same store" investment properties	$23,335	22,082	5.7%
"Other investment properties"	1,848	3,626
Total property net operating income	$25,183	25,708

Other income:
Straight-line rents	$258	477
Amortization of lease intangibles	13	19
Other income	1,523	705
Fee income from unconsolidated joint ventures	1,038	1,163
Loss from change in control of investment properties	-	(1,400)
Gain on sale of joint venture interest	52	313

Other expenses:
Income tax benefit (expense) of taxable REIT subsidiaries	121	(121)
Bad debt expense	(1,178)	(1,159)
Depreciation and amortization	(15,334)	(12,351)
General and administrative expenses	(4,507)	(3,718)
Interest expense	(8,715)	(10,957)
Equity in earnings (loss) of unconsolidated ventures	32	(359)

Loss from continuing operations	(1,514)	(1,680)
Income from discontinued operations	8	345
Net loss	(1,506)	(1,335)

Less: Net income attributable to the noncontrolling interest	(3)	(36)
Net loss attributable to Inland Real Estate Corporation	(1,509)	(1,371)

Dividends on preferred shares	(1,255)	-
Net loss attributable to common stockholders	$(2,764)	(1,371)

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012 and 2011

(In thousands except per share and square footage data)

Same Store Net Operating Income Analysis (continued)

Unconsolidated (at 100%)	Three months ended March 31, 2012	Three months ended March 31, 2011	% Change
Rental income and additional income:
"Same store" investment properties, 19 properties
Rental income	$9,170	9,337	-1.8%
Tenant recovery income	4,785	5,109	-6.3
Other property income	45	76	-40.8%
"Other investment properties”
Rental income	6,608	1,437
Tenant recovery income	2,688	335
Other property income	15	7
Total rental income and additional income	$23,311	16,301

Property operating expenses:
"Same store" investment properties, 19 properties
Property operating expenses	$2,315	2,664	-13.1%
Real estate tax expense	3,691	3,672	0.5%
"Other investment properties"
Property operating expenses	1,752	458
Real estate tax expense	1,951	335
Total property operating expenses	$9,709	7,129

Property net operating income
"Same store" investment properties	$7,994	8,186	-2.3%
"Other investment properties"	5,608	986
Total property net operating income	$13,602	9,172

Other income:
Straight-line rents	$312	254
Amortization of lease intangibles	(16)	(60)
Other income	232	348

Other expenses:
Bad debt expense	(203)	(54)
Depreciation and amortization	(9,810)	(6,232)
General and administrative expenses	(745)	(302)
Interest expense	(5,200)	(3,836)

Loss from continuing operations	$(1,828)	(710)

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

(In thousands except per share and square footage data)

Property Acquisitions

Date	Property	City	State	GLA Sq.Ft.	Purchase Price	Cap Rate (1)	Financial Occupancy	Anchors	Year Built / Renovated

02/24/12	Silver Lake Village (2)	St. Anthony	MN	159,303	$36,300	6.90%	87%	North Memorial Healthcare and Cub Foods	1991

02/24/12	Woodbury Commons	Woodbury	MN	116,196	10,300	6.50%	66%	Hancock Fabrics, Schuler Shoes and Dollar Tree	1992/2004

02/29/12	Stone Creek Towne Center (2)	Cincinnati	OH	142,824	36,000	8.00%	97%	Bed, Bath & Beyond, Best Buy, and Old Navy	2008

03/06/12	Westgate	Fairview Park	OH	241,901	73,405	7.60%	86%	Books-A-Million, Petco, Marshall’s, and Earth Fare	2007

03/13/12	Mt. Pleasant Shopping Center (3)	Mt. Pleasant	WI	83,334	21,320	7.20%	98%	Pick ‘N Save	2011

03/16/12	Pick ‘N Save (3)	Sheboygan	WI	62,138	11,700	7.44%	100%	Pick ‘N Save	2010
03/19/12	CVS/Walgreens Portfolio (3) (4)	(4)	(4)	40,113	17,059	6.50%	100%	(4)	2008-2009
03/27/12	CVS/Walgreens Portfolio (3) (5)	(5)	(5)	55,465	23,711	6.50%	100%	(5)	2008-2009
				901,274	$229,795

Contribution to Joint Venture with PGGM

Date	Property	City	State	GLA Sq. Ft.	Contributed Value
02/21/12	Riverdale Commons (6)	Coon Rapids	MN	175,802	$31,970
02/21/12	Home Goods (6)	Coon Rapids	MN	25,145	-
02/21/12	Michael’s (6)	Coon Rapids	MN	24,240	-
02/21/12	Riverdale Commons Outlot (6)	Coon Rapids	MN	6,566	-
				231,753	$31,970

(1)

The cap rate disclosed is as of the time of acquisition.

(2)

This property was acquired through our joint venture with PGGM.

(3)

This property was acquired through our joint venture with IPCC.

(4)

This portfolio includes two CVS stores and one Walgreens store, located in Newport News, Virginia; McAllen, Texas and Dunkirk, New York

(5)

This portfolio includes one CVS store and three Walgreens stores, located in Nampa, Idaho; St. George, Utah; Lee’s Summit, Missouri and McPherson, Kansas.

(6)

Riverdale Commons, Home Goods, Michael’s and Riverdale Commons Outlot were contributed together to the joint venture with PGGM.  The contributed value of $31,970 is for the four properties.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures

Venture with New York State Teachers’ Retirement System

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

12/03/04	IN Retail Fund, LLC	Cobbler Crossing	Elgin	IL	102,643	50.0%	$(2,070)	$4,100
12/03/04	IN Retail Fund, LLC	The Shoppes at Mill Creek	Palos Park	IL	102,422	50.0%	(1,725)	4,000
12/03/04	IN Retail Fund, LLC	Woodfield Commons	Schaumburg	IL	207,452	50.0%	(838)	8,750
12/03/04	IN Retail Fund, LLC	Marketplace at Six Corners	Chicago	IL	116,975	50.0%	(62)	5,826
12/03/04	IN Retail Fund, LLC	Chatham Ridge	Chicago	IL	175,991	50.0%	(4,354)	9,000
12/23/04	IN Retail Fund, LLC	Randall Square	Geneva	IL	216,485	50.0%	(1,611)	8,250
04/01/05	IN Retail Fund, LLC	Thatcher Woods	River Grove	IL	188,213	50.0%	(1,226)	6,750
06/01/05	IN Retail Fund, LLC	Forest Lake Marketplace	Forest Lake	MN	93,853	50.0%	195	4,250
06/30/05	IN Retail Fund, LLC	Orland Park Place	Orland Park	IL	592,445	50.0%	14,841	21,140
09/01/05	IN Retail Fund, LLC	Maple View	Grayslake	IL	105,642	50.0%	2,512	6,545
09/01/05	IN Retail Fund, LLC	Regal Showplace	Crystal Lake	IL	96,928	50.0%	4,238	4,504
09/07/06	IN Retail Fund, LLC	Greentree	Caledonia	WI	169,268	50.0%	3,430	3,300
09/07/06	IN Retail Fund, LLC	Ravinia Plaza	Orland Park	IL	101,384	50.0%	2,693	5,445

					2,269,701		$16,023	$91,860

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Midland Loan Services	Woodfield Commons	4.94% Fixed	April 2012	$17,500
Cohen Financial	Cobbler Crossing	5.21% Fixed	May 2012	8,200
Principal Capital	Greentree	5.29% Fixed	December 2012	6,600
Wachovia Securities	Maple View	5.58% Fixed	April 2013	12,520
Wachovia Securities	Maple View / Regal Showplace	5.66% Fixed	April 2013	2,470
Wachovia Securities	Regal Showplace	5.93% Fixed	April 2013	7,108
Principal Capital	Ravinia Plaza	6.08% Fixed	October 2013	10,891
TCF Bank	Marketplace at Six Corners	6.50% Fixed	September 2014	11,651
John Hancock Life Ins.	Thatcher Woods	5.83% Fixed	February 2015	13,500
Cohen Financial	Forest Lake Marketplace	5.86% Fixed	March 2015	8,500
Principal Bank	The Shoppes at Mill Creek	5.00% Fixed	May 2016	8,000
Prudential Insurance	Randall Square	4.00% Fixed	January 2019	16,500
C-III Asset Management	Orland Park Place	5.55% Fixed	September 2021	42,280
ING Life Insurance and Annuity Company	Chatham Ridge	4.40% Fixed	April 2022	18,000

Total / Weighted Average		5.34% Fixed		$183,720

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and the Company is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Venture with PGGM

Date	Entity	Property	City	State	GLA	IRC % Interest	IRC Investment	IRC Share of Debt (1)

07/01/10	INP Retail LP	Mallard Crossing Shopping Center	Elk Grove Village	IL	82,929	55%	$2,180	$-
07/01/10	INP Retail LP	Shannon Square Shoppes	Arden Hills	MN	29,196	55%	2,138	-
07/01/10	INP Retail LP	Cub Foods	Arden Hills	MN	68,442	55%	4,162	-
07/01/10	INP Retail LP	Woodland Commons	Buffalo Grove	IL	170,122	55%	3,424	-
08/30/10	INP Retail LP	The Point at Clark	Chicago	IL	95,455	55%	7,236	7,865
10/25/10	INP Retail LP	Diffley Marketplace	Eagan	MN	62,656	55%	3,194	3,190
01/11/11	INP Retail LP	Joffco Square	Chicago	IL	95,204	55%	5,545	7,200
03/01/11	INP Retail LP	Byerly’s Burnsville	Burnsville	MN	72,339	55%	1,991	-
03/08/11	INP Retail LP	The Shops of Plymouth Town Center	Plymouth	MN	84,003	55%	(171)	2,860
06/02/11	INP Retail LP	Red Top Plaza	Libertyville	IL	151,840	55%	4,116	6,270
06/02/11	INP Retail LP	Village Ten Shopping Center	Coon Rapids	MN	211,472	55%	2,044	4,565
09/19/11	INP Retail LP	Stuart’s Crossing	St. Charles	IL	85,529	55%	(111)	3,850
09/21/11	INP Retail LP	Champlin Marketplace	Champlin	MN	88,577	55%	3,426	3,917
11/09/11	INP Retail LP	Quarry Retail	Minneapolis	MN	281,458	55%	(3,141)	8,690
11/15/11	INP Retail LP	Caton Crossings	Plainfield	IL	83,792	55%	(598)	4,235
11/18/11	INP Retail LP	Woodfield Plaza	Schaumburg	IL	177,160	55%	(5,376)	6,856
11/29/11	INP Retail LP	Brownstones Shopping Center	Brookfield	WI	137,816	55%	6,019	7,290
12/07/11	INP Retail LP	Elston Plaza	Chicago	IL	88,218	55%	5,270	5,808
12/15/11	INP Retail LP	Turfway Commons	Florence	KY	105,471	55%	3,265	3,932
02/21/12	INP Retail LP	Riverdale Commons	Coon Rapids	MN	231,753	55%	1,573	5,418
02/24/12	INP Retail LP	Silver Lake Village	St. Anthony	MN	159,303	55%	9,110	11,718
02/29/12	INP Retail LP	Stone Creek Towne Center	Cincinnati	OH	142,824	55%	8,924	10,890
					2,705,559		$64,220	$104,554

Debt Schedule

Servicer	Property Name	Rate / Type	Maturity	Balance

Cohen Financial	Quarry Retail	5.19% Fixed	August 2012	$15,800
Cohen Financial	Riverdale Commons	5.19% Fixed	August 2012	9,850
Cohen Financial	Stuart’s Crossing	5.27% Fixed	December 2012	7,000
Principal Bank	Diffley Marketplace	3.94% Fixed	November 2015	5,800
John Hancock Life Ins.	The Point at Clark	5.05% Fixed	September 2017	14,300
Metlife Insurance Company	Woodfield Plaza	5.05% Fixed	December 2017	12,466
Prudential Insurance	Brownstones Shopping Center	3.85% Fixed	January 2019	13,255
Prudential Insurance	Elston Plaza	3.85% Fixed	January 2019	10,560
Prudential Insurance	Silver Lake Village	5.85% Fixed	February 2019	21,305
C-III Asset Management	The Shops of Plymouth Town Center	5.83% Fixed	March 2021	5,200
Wells Fargo	Joffco Square	5.84% Fixed	March 2021	13,090
C-III Asset Management	Village Ten Shopping Center	5.17% Fixed	June 2021	8,300
Midland Loan Services	Caton Crossings	5.19% Fixed	June 2021	7,700
C-III Asset Management	Red Top Plaza	5.55% Fixed	September 2021	11,400
Midland Loan Services	Champlin Marketplace	4.70% Fixed	February 2022	7,123
C-III Asset Management	Turfway Commons	5.05% Fixed	February 2022	7,150
Midland Loan Services	Stone Creek Towne Center	5.04% Fixed	March 2022	19,800

Total / Weighted Average		5.08% Fixed		$190,099

(1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for the amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with TMK Development

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt(1)

01/5/06	TMK/Inland Aurora	Savannah Crossing	Aurora	IL	10 Acres	40.0%	$2,307	$-

Development Joint Venture with North American Real Estate

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

06/06/06	NARE/Inland North Aurora I	North Aurora Towne Centre I	North Aurora	IL	28 Acres	45.0%	$-	$15,023
08/30/06	NARE/Inland North Aurora II	North Aurora Towne Centre II	North Aurora	IL	20 Acres	45.0%	-	3,017
09/10/07	NARE/Inland North Aurora III	North Aurora Towne Centre III	North Aurora	IL	63 Acres	45.0%	-	11,470

					111 Acres		$-	$29,510

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America (2)	4.24% Variable	July 2011	$13,169
Bank of America	1.75% Variable	September 2012	4,300
Bank of America (2)	4.24% Variable	July 2011	3,549
Bank of America (2)	4.24% Variable	July 2011	13,819

Total / Weighted Average	3.93% Variable		$34,837

Development Joint Venture with Pine Tree Institutional Realty LLC

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

09/26/07	PTI Boise, LLC	Southshore Shopping Center	Boise	ID	7 Acres	85%	$5,326	$2,295

12/21/07	PTI Westfield, LLC	Lantern Commons	Westfield	IN	64 Acres	85%	5,869	6,163

					71 Acres		$11,195	$8,458

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Inland Boise, LLC	6.00% Variable	October 2012	$2,700
PNC Bank	4.24% Variable	December 2012	7,250

Total / Weighted Average	4.72% Variable		$9,950

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

2)

This loan matured in July 2011.  Subsequent to the end of the quarter, the joint venture negotiated a discounted payoff, which was funded in the second quarter.

3)

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures (continued)

Development Joint Venture with Tucker Development Corporation

Date	Entity	Property	City	State	Acres	IRC % Interest	IRC Investment	IRC Share of Debt (1)

05/12/07	TDC Inland Lakemoor	Shops at Lakemoor	Lakemoor	IL	74 Acres	48%	$-	$21,663

Debt Schedule

Servicer	Rate / Type	Maturity	Balance

Bank of America	3.25% Variable	October 2012	$22,105

1)

IRC’s pro rata share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for presentation purposes and IRC is only financially obligated for any amounts guaranteed under the loan documents as all other amounts are non-recourse and secured by the underlying property.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(Joint ventures at 100%)

	March 31, 2012 (unaudited)	December 31, 2011

Balance Sheet:

Assets:
Cash	$24,919	47,007
Investment in real estate	688,664	630,223
Acquired lease intangibles, net	83,848	71,955
Accounts and rents receivable	17,463	20,010
Restricted cash	15,412	13,475
Deferred costs, net	6,257	5,288
Other assets	3,893	6,491

Total assets	$840,456	794,449

Liabilities:
Accounts payable and accrued expenses	$22,871	31,122
Acquired lease intangibles, net	20,843	17,021
Mortgage payable	440,711	394,481
Other liabilities	19,026	11,028

Total liabilities	503,451	453,652

Total equity	337,005	340,797

Total liabilities and equity	$840,456	794,449

Investment in and advances to unconsolidated joint ventures	$95,063	101,670

Unconsolidated joint ventures had mortgages payable of $440,711 and $394,481 as of March 31, 2012 and December 31, 2011, respectively.  The Company’s proportionate share of these loans was $256,045 and $220,619 as of March 31, 2012 and December 31, 2011, respectively.  The Company's proportionate share of debt is calculated using the pro rata allocation of the original equity contribution by each partner.  This allocation is for financial statement purposes and the Company is only financially obligated for the amounts guaranteed under the loan documents.

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

(Joint ventures at 100%)

	Three months ended March 31, 2012	Three months ended March 31, 2011
Revenues:
Rental income	$16,074	10,968
Tenant recoveries	7,473	5,444
Other property income	60	83

Total revenues	23,607	16,495

Expenses:
Property operating expenses	4,270	3,176
Real estate tax expense	5,642	4,007
Depreciation and amortization	9,810	6,232
General and administrative expenses	745	302

Total expenses	20,467	13,717

Operating income	3,140	2,778

Other income	232	348
Interest expense	(5,200)	(3,836)

Loss from continuing operations	$(1,828)	(710)

IRC’s pro rata share (a)	$32	(359)

(a)

IRC's pro rata share includes the amortization of certain basis differences and an elimination of IRC's pro rata share of the management fee expense.

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Balance Sheets

(IRC pro rata share)

	March 31, 2012 (unaudited)	December 31, 2011

Balance Sheet:

Assets:
Cash	$11,060	23,346
Investment in real estate	391,724	346,501
Acquired lease intangibles, net	45,608	37,007
Accounts and rents receivable	9,076	9,495
Restricted cash	4,474	3,872
Deferred costs, net	3,324	2,570
Other assets	1,725	2,328

Total assets	$466,991	425,119

Liabilities:
Accounts payable and accrued expenses	$12,872	15,030
Acquired lease intangibles, net	11,265	8,968
Mortgage payable	256,045	220,619
Other liabilities	7,875	5,268

Total liabilities	288,057	249,885

Total equity	178,934	175,234

Total liabilities and equity	$466,991	425,119

Investment in and advances to unconsolidated joint ventures	$95,063	101,670

Inland Real Estate Corporation

Supplemental Financial Information

For the three months ended March 31, 2012

(In thousands except per share and square footage data)

Unconsolidated Joint Ventures – Statements of Operations (unaudited)

 (IRC pro rata share)

	Three months ended March 31, 2012	Three months ended March 31, 2011
Revenues:
Rental income	$8,249	5,718
Tenant recoveries	3,917	2,794
Other property income	30	42

Total revenues	12,196	8,554

Expenses:
Property operating expenses	1,745	1,353
Real estate tax expense	2,947	2,055
Depreciation and amortization	5,141	3,263
General and administrative expenses	251	102

Total expenses	10,084	6,773

Operating income	2,112	1,781

Other income (expense)	563	(116)
Interest expense	(2,643)	(2,024)

Income (loss) from continuing operations	$32	(359)

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property List

As of March 31, 2012, we owned fee simple interests in 115 investment properties, excluding unconsolidated joint ventures, comprised of 27 single-user retail properties, 46 Neighborhood Retail Centers, 16 Community Centers, 1 Lifestyle Center and 25 Power Centers.  These investment properties are located in the states of Florida (1), Idaho (1), Illinois (66), Indiana (7), Kansas (1), Michigan (1), Minnesota (19), Missouri (2), Nebraska (1), New York (1), Ohio (3), Tennessee (1), Texas (1), Utah (1), Virginia (1) and Wisconsin (8).  Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

10th Street Center Indianapolis, IN	67,541	03/99	1991	0%	None

Bally Total Fitness St. Paul, MN	43,000	09/99	1998	100% (3)	Bally Total Fitness (3)

Carmax Schaumburg, IL	93,333	12/98	1998	100%	Carmax

Carmax Tinley Park, IL	94,518	12/98	1998	100%	Carmax

Cub Foods Buffalo Grove, IL	56,192	06/99	1999	100%	Cub Foods (sublet to Great Escape)

Cub Foods Hutchinson, MN	60,208	01/03	1999	100% (3)	Cub Foods (3)

CVS Lee’s Summit, MO	13,016	03/12	2008	100%	CVS

CVS McAllen, TX	13,204	03/12	2009	100%	CVS

CVS Newport News, VA	13,259	03/12	2009	100%	CVS

Disney Celebration, FL	166,131	07/02	1995	100%	Walt Disney World

Dominick's Countryside, IL	62,344	12/97	1975/2001	100%	Dominick's Finer Foods

Dominick's Schaumburg, IL	71,400	05/97	1996	100%	Dominick's Finer Foods

Food 4 Less Hammond, IN	71,313	05/99	1999	100%	Dominick’s Finer Foods (sublet to Food 4 Less)

Glendale Heights Retail Glendale Heights, IL	68,879	09/97	1997	100% (3)	Dominick's Finer Foods (3)

Grand Traverse Crossings Traverse City, MI	21,337	01/99	1998	0%	None

PetSmart Gurnee, IL	25,692	04/01	1997	100%	PetSmart

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single-User

Pick 'N Save Sheboygan, WI	62,138	03/12	2010	100%	Pick ‘N Save

Pick 'N Save Waupaca, WI	63,780	03/06	2002	100%	Pick ‘N Save

Rite-Aid Chattanooga, TN	10,908	05/02	1999	100%	Rite Aid

Roundy’s Menomonee Falls, WI	103,611	11/10	2010	100%	Super Pick ‘N Save

Staples Freeport, IL	24,049	12/98	1998	100%	Staples

Verizon Joliet, IL	4,504	05/97	1995	100%	None

Walgreens Dunkirk, NY	13,650	03/12	2008	100%	Walgreens (4)

Walgreens Jennings, MO	15,120	10/02	1996	100%	Walgreens (4)

Walgreens McPherson, KS	13,577	03/12	2009	100%	Walgreens (4)

Walgreens Nampa, ID	14,490	03/12	2008	100%	Walgreens (4)

Walgreens St. George, UT	14,382	03/12	2009	100%	Walgreens (4)

Neighborhood Retail Centers

22nd Street Plaza Outlot Oakbrook Terrace, IL	9,970	11/97	1985/2004	100%	None

Aurora Commons Aurora, IL	126,908	01/97	1988	79%	Jewel Food Stores

Berwyn Plaza Berwyn, IL	15,726	05/98	1983	100%	Deal$

Big Lake Town Square Big Lake, MN	67,858	01/06	2005	100%	Coborn’s Super Store

Brunswick Market Center Brunswick, OH	119,540	12/02	1997/1998	97% (3)	Buehler’s Food Markets

Butera Market Naperville, IL	67,632	03/95	1991	97%	Butera Finer Foods

Cliff Lake Centre Eagan, MN	74,182	09/99	1988	86%	None

Downers Grove Market Downers Grove, IL	103,419	03/98	1998	95% (3)	Dominick’s Finer Foods

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Dunkirk Square Maple Grove, MN	79,130	09/99	1998	97%	Rainbow

Eastgate Center Lombard, IL	129,101	07/98	1959/2000	78%	Schroeder's Ace Hardware
					Illinois Secretary of State
					Illinois Dept. of Employment
Edinburgh Festival Brooklyn Park, MN	91,536	10/98	1997	94%	Knowlan's Super Market

Elmhurst City Centre Elmhurst, IL	39,090	02/98	1994	83%	Walgreens (4)

Gateway Square Hinsdale, IL	39,710	03/99	1985	81%	None

Golf Road Plaza Niles, IL	25,992	04/97	1982	100%	None

Grand Hunt Center Outlot Gurnee, IL	21,194	12/96	1996	100%	None

Hammond Mills Hammond, IN	7,488	12/98	1998/2011	73%	None

Hartford Plaza Naperville, IL	43,762	09/95	1995	97%	The Tile Shop

Hawthorn Village Commons Vernon Hills, IL	98,806	08/96	1979	88%	Dominick's Finer Foods
					Deal$
Hickory Creek Market Place Frankfort, IL	55,831	08/99	1999	80%	None

Iroquois Center Naperville, IL	140,981	12/97	1983	76%	Planet Fitness
					Xilin Association
					Big Lots
Medina Marketplace Medina, OH	92,446	12/02	1956/2010	100%	Giant Eagle, Inc.

Mt. Pleasant Shopping Center Mt. Pleasant, WI	83,334	03/12	2011	98%	Pick ‘N Save.

Mundelein Plaza Mundelein, IL	16,803	03/96	1990	100%	None

Nantucket Square Schaumburg, IL	56,981	09/95	1980	75%	Go Play

Oak Forest Commons Oak Forest, IL	108,330	03/98	1998	82%	Food 4 Less
					O’Reilys Auto Parts
Oak Forest Commons III Oak Forest, IL	7,424	06/99	1999	40%	None

Oak Lawn Town Center Oak Lawn, IL	12,506	06/99	1999	85%	None

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

Orland Greens Orland Park, IL	45,031	09/98	1984	88%	Dollar Tree
					Spree Look Good, Do Good
Park Square Brooklyn Park, MN	136,664	08/02	1986/1988/ 2006	100%	Rainbow
					Planet Fitness
Park St. Claire Schaumburg, IL	11,859	12/96	1994	100%	None

Plymouth Collection Plymouth, MN	45,915	01/99	1999	100%	Golf Galaxy

Quarry Outlot Hodgkins, IL	9,650	12/96	1996	100%	None

River Square Naperville, IL	58,260	06/97	1988/2000	79%	None

Riverplace Center Noblesville, IN	74,414	11/98	1992	96% (3)	Food 4 Less
					Fashion Bug
Rose Plaza Elmwood Park, IL	24,204	11/98	1997	100%	Binny’s Beverage Depot

Schaumburg Plaza Schaumburg, IL	61,485	06/98	1994	51%	None

Shingle Creek Center Brooklyn Center, MN	39,456	09/99	1986	91%	None

Six Corners Plaza Chicago, IL	80,596	10/96	1966/2005	99%	L.A. Fitness
					Conway
St. James Crossing Westmont, IL	49,994	03/98	1990	58%	None

The Shops at Cooper’s Grove Country Club Hills, IL	72,518	01/98	1991	23% (3)	None

Townes Crossing Oswego, IL	105,989	08/02	1988	89%	Jewel Food Stores

Wauconda Crossings Wauconda, IL	90,290	08/06	1997	97% (3)	Dominick's Finer Foods (3)
					Walgreens
Wauconda Shopping Center Wauconda, IL	34,137	05/98	1988	79%	Dollar Tree

Westriver Crossings Joliet, IL	32,452	08/99	1999	72%	None

Winnetka Commons New Hope, MN	42,415	07/98	1990	80%	Walgreens (sublet to Frattalone’s Hardware)

Woodland Heights Streamwood, IL	120,436	06/98	1956/1997	88%	Jewel Food Stores
					U.S. Postal Service

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Apache Shoppes Rochester, MN	60,780	12/06	2005/2006	73%	Trader Joe’s
					Chuck E. Cheese
Bergen Plaza Oakdale, MN	258,720	04/98	1978	91%	K-Mart
					Rainbow
					Dollar Tree
Bohl Farm Marketplace Crystal Lake, IL	97,287	12/00	2000	99%	Dress Barn
					Barnes & Noble
					Buy Buy Baby
Burnsville Crossing Burnsville, MN	97,210	09/99	1989/2010	93%	PetSmart
					Becker Furniture World
Chestnut Court Darien, IL	169,915	03/98	1987/2009	80% (3)	Office Depot (3)
					X-Sport Gym
					Tuesday Morning
					JoAnn Stores
					Oakridge Hobbies & Toys
Four Flaggs Niles, IL	304,603	11/02	1973/1998/ 2010	100%	Ashley Furniture
					Jewel Food Stores
					Global Rehabilitation
					Sears Outlet
					JoAnn Stores
					Office Depot
					PetSmart
					Marshall's
					Old Navy Shoe Carnival
Four Flaggs Annex Niles, IL	21,425	11/02	1973/2001/ 2010	100%	Party City

Lake Park Michigan City, IN	114,867	02/98	1990	82%	Jo Ann Stores
					Hobby Lobby
					Factory Card Outlet
Oliver Square West Chicago, IL	77,637	01/98	1990	66%	Tampico Fresh Market

Orchard Crossing Ft. Wayne, IN	118,244	04/07	2008	85% (3)	Gordman’s
					Dollar Tree
Park Center Tinley Park, IL	128,390	12/98	1988	78% (3)	Charter Fitness
					Chuck E. Cheese
					Old Country Buffet
					Sears Outlet
Skokie Fashion Square Skokie, IL	84,857	12/97	1984/2010	75%	Ross Dress for Less
					Produce World

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Community Centers

Skokie Fashion Square II Skokie, IL	7,151	11/04	1984/2010	100%	None

The Plaza Brookfield, WI	107,952	02/99	1985	89%	CVS
					Guitar Center
					Hooters of America
					Stan's Bootery
Two Rivers Plaza Bolingbrook, IL	57,900	10/98	1994	89% (3)	Marshall’s
					Party City (3)
Woodbury Commons Woodbury, MN	116,196	02/12	1992/2004	66%	Hancock Fabrics
					Schuler Shoes
					Dollar Tree
Power Centers

Baytowne Shoppes/Square Champaign, IL	118,305	02/99	1993	100%	Staples
					PetSmart
					Party City
					Citi Trends
					Ulta
Bradley Commons Bourbonnais, IL	174,348	11/11	2007/2011	93%	Shoe Carnival
					Ulta
					Bed, Bath & Beyond
					Dick’s Sporting Goods
					Petco

Crystal Point Crystal Lake, IL	357,914	07/04	1976/1998	95%	Best Buy
					K-Mart
					Bed, Bath & Beyond
					The Sports Authority
					Cost Plus
					Ross Dress for Less
					The Fresh Market
Deertrace Kohler Kohler, WI	149,924	07/02	2000	85%	Elder Beerman
					TJ Maxx
					Dollar Tree
					Ulta
Deertrace Kohler II Kohler, WI	24,292	08/04	2003/2004	100%	None

Joliet Commons Joliet, IL	158,853	10/98	1995	94%	Cinemark
					PetSmart
					Barnes & Noble
					Old Navy
					Party City
					Jo Ann Stores
Joliet Commons Phase II Joliet, IL	40,395	02/00	1999	100%	Office Max

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Lansing Square Lansing, IL	233,508	12/96	1991	6%	None

Mankato Heights Plaza Mankato, MN	155,173	04/03	2002	94%	TJ Maxx
					Michael’s
					Old Navy
					Pier 1 Imports
					Petco
					Famous Footwear
Maple Park Place Bolingbrook, IL	214,455	01/97	1992/2004	96% (3)	X-Sport Gym
					Office Depot (3)
					The Sports Authority
					Best Buy
					Ross Dress for Less
Naper West Naperville, IL	214,109	12/97	1985/2009	90%	Barrett’s Home Theater Store
					JoAnn Stores
					Sears Outlet
					Ross Dress for Less
Orland Park Place Outlots Orland Park, IL	11,900	08/07	2007	100%	Olympic Flame

Park Avenue Centre Highland Park, IL	64,943	06/97	1996/2005	100%	Staples
					TREK Bicycle Store
					Illinois Bone and Joint
Park Place Plaza St. Louis Park, MN	88,999	09/99	1997/2006	100%	Office Max
					PetSmart
Pine Tree Plaza Janesville, WI	187,413	10/99	1998	98%	Gander Mountain
					TJ Maxx
					Staples
					Michaels
					Old Navy
					Petco
					Famous Footwear
Rivertree Court Vernon Hills, IL	308,412	07/97	1988/2011	92%	Best Buy
					Discovery Clothing
					Office Depot
					TJ Maxx
					Michaels
					Ulta
					Old Country Buffet
					Harlem Furniture
					Gordman’s

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Rochester Marketplace Rochester, MN	70,213	09/03	2001/2003	95%	Staples
					PetSmart
Salem Square Countryside, IL	116,992	08/96	1973/1985/ 2009	100%	TJ Maxx
					Marshall’s
Schaumburg Promenade Schaumburg, IL	91,831	12/99	1999	100%	Ashley Furniture
					DSW Shoe Warehouse
					Casual Male
Shakopee Outlot Shakopee, MN	12,285	03/06	2007	85%	None

Shakopee Valley Marketplace Shakopee, MN	146,362	12/02	2000/2001	100%	Kohl's
					Office Max
Shoppes at Grayhawk Omaha, NE	81,000	02/06	2001/2004	90%	Michael’s

The Shops at Orchard Place Skokie, IL	159,091	12/02	2000	99%	Best Buy
					DSW Shoe Warehouse
					Ulta
					Pier 1 Imports
					Petco
					Walter E Smithe
					Party City
University Crossings Mishawaka, IN	111,651	10/03	2003	97%	Marshall’s
					Petco
					Dollar Tree
					Pier 1 Imports
					Ross Medical Education Center
					Babies ‘R’ Us
Westgate Fairview Park, OH	241,901	03/12	2007	86% (3)	Books-A-Million
					Petco
					Marshall’s
					Earth Fare

Lifestyle Centers

Algonquin Commons Algonquin, IL	562,429	02/06	2004/2005	87%	PetSmart
					Office Max
					Pottery Barn
					Old Navy
					DSW Show Warehouse
					Discovery Clothing
					Dick's Sporting Goods
					Trader Joe's
					Ulta
					Charming Charlie
					Ross Dress for Less
					Gordman’s
Total	10,072,853			88%

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

As of March 31, 2012, we owned fee simple interests in 35 investment properties through our unconsolidated joint ventures, comprised of 1 Single User, 16 Neighborhood Retail Centers, 8 Community Centers and 10 Power Centers.  These investment properties are located in the states of Illinois (20), Kentucky (1), Minnesota (11), Ohio (1) and Wisconsin (2).  Most tenants of the investment properties are responsible for the payment of some or all of the real estate taxes, insurance and common area maintenance.

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Single User

Cub Foods Arden Hills, MN	68,442	03/04	2003	100%	Cub Foods

Neighborhood Retail Centers

Byerly’s Burnsville Burnsville, MN	72,339	09/99	1988	98%	Byerly’s Food Store
					Erik’s Bike Shop
Caton Crossings Plainfield, IL	83,792	06/03	1998	89%	Strack & Van Til

Champlin Marketplace Champlin, MN	88,577	09/11	1999/2005	90%	Cub Foods

Cobbler Crossing Elgin, IL	102,643	05/97	1993	91%	Jewel Food Stores

Diffley Marketplace Eagan, MN	62,656	10/10	2008	98%	Cub Foods

Forest Lake Marketplace Forest Lake, MN	93,853	09/02	2001	95%	Cub Foods

Mallard Crossing Shopping Center Elk Grove Village, IL	82,929	05/97	1993	92%	Food 4 Less

Maple View Grayslake, IL	105,642	03/05	2000/2005	85%	Jewel Food Stores

Marketplace at Six Corners Chicago, IL	116,975	11/98	1997	100%	Jewel Food Stores
					Marshall’s
Ravinia Plaza Orland Park, IL	101,384	11/06	1990	65%	Pier 1 Imports
					House of Brides
Red Top Plaza Libertyville, IL	151,840	06/11	1981/2008	86%	Jewel Food Stores

Regal Showplace Crystal Lake, IL	96,928	03/05	1998	98%	Regal Cinemas

Shannon Square Shoppes Arden Hills, MN	29,196	06/04	2003	100% (3)	None

Stuart's Crossing St. Charles, IL	85,529	08/98	1999	98%	Jewel Food Stores

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Neighborhood Retail Centers

The Shoppes at Mill Creek Palos Park, IL	102,422	03/98	1989	92%	Jewel Food Stores

The Shops of Plymouth Town Center Plymouth, MN	84,003	03/99	1991	100%	The Foursome, Inc.
					Cub Foods

Community Centers

Brownstones Shopping Center Brookfield, WI	137,816	11/11	1989/2009	97%	Metro Market
					TJ Maxx
Chatham Ridge Chicago, IL	175,991	02/00	1999	98%	Food 4 Less
					Marshall’s
					L.A. Fitness
Elston Plaza Chicago, IL	88,218	12/11	1983/2010	90%	Jewel Food Stores
					O’Reilly Auto Parts
Greentree Centre & Outlot Racine, WI	169,268	02/05	1990/1993	94%	Pick ‘N Save
					K - Mart
Quarry Retail Minneapolis, MN	281,458	09/99	1997	100%	Home Depot
					Rainbow
					PetSmart
					Office Max
					Party City
Thatcher Woods Center River Grove, IL	188,213	04/02	1969/1999	98%	Walgreens
					Conway
					Hanging Garden Banquet
					Binny’s Beverage Depot
					Dominick’s Finer Foods
					Sears Outlet
Village Ten Shopping Center Coon Rapids, MN	211,472	08/03	2002	98%	Dollar Tree
					Life Time Fitness Cub Foods

Woodland Commons Buffalo Grove, IL	170,122	02/99	1991	96%	Dominick’s Finer Foods
					Jewish Community Center

Power Centers

Joffco Square Chicago, IL	95,204	01/11	2008	83%	Bed, Bath & Beyond
					Best Buy

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Orland Park Place Orland Park, IL	592,445	04/05	1980/1999	100%	K & G Superstore
					Old Navy
					Stein Mart
					Tiger Direct
					Barnes & Noble
					DSW Shoe Warehouse
					Bed, Bath & Beyond
					Binny’s Beverage Depot
					Office Depot
					Nordstrom Rack
					Dick’s Sporting Goods
					Marshall’s
					Buy Buy Baby
					HH Gregg
					Ross Dress for Less
Randall Square Geneva, IL	216,485	05/99	1999	93%	Marshall’s
					Bed, Bath & Beyond
					PetSmart
					Michael’s
					Party City
					Old Navy
Riverdale Commons Coon Rapids, MN	231,753	09/99	1999	100%	Rainbow
					The Sports Authority
					Office Max
					Petco
					Party City
					HomeGoods
					Michael’s
Silver Lake Village St. Anthony, MN	159,303	02/12	1991	87%	North Memorial Healthcare
					Cub Foods
Stone Creek Towne Center Cincinnati, OH	142,824	02/12	2008	97%	Bed, Bath & Beyond
					Best Buy
					Old Navy
The Point at Clark Chicago, IL	95,455	06/10	1996	100% (3)	DSW Shoe Warehouse
					Marshall’s
					Michael’s
Turfway Commons Florence, KY	105,471	12/11	1993/2007	95%	Babies ‘R’ Us
					Half Price Books
					Guitar Center
					Michael’s
Woodfield Commons E/W Schaumburg, IL	207,452	10/98	1973/1975/ 1997/2007	89%	Toys R Us
					Harlem Furniture
					Discovery Clothing
					REI
					Hobby Lobby

Inland Real Estate Corporation

Supplemental Financial Information

As of March 31, 2012

Property	Gross Leasable Area (Sq Ft)	Date Acq.	Year Built/ Renovated	Financial Occupancy (1)	Anchor Tenants (2)

Power Centers

Woodfield Plaza Schaumburg, IL	177,160	01/98	1992	95%	Kohl's
					Barnes & Noble
					Buy Buy Baby
					Joseph A. Banks Clothiers (sublet to David's Bridal)
					Tuesday Morning

Total	4,975,260			95%

Total/Weighted Average	15,048,113			89%

(1)

Financial Occupancy is defined as the percentage of total gross leasable area for which a tenant is obligated to pay rent under the terms of its lease agreement, regardless of the actual use or occupation by that tenant of the area being leased excluding tenants in their abatement period.

(2)	Anchor tenants are defined as any tenant occupying 10,000 or more square feet. The trade name is used which maybe different than the tenant name on the lease.
(3)	Tenant has vacated their space but is still contractually obligated under their lease to pay rent.
(4)	Beginning with the earlier date listed, pursuant to the terms of the lease, the tenant has a right to terminate prior to the lease expiration date.